UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2011

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental
Emerging Markets Equity Funds

■	ASIA EQUITY

■	BRIC

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	34

Financial Statements	46

Financial Highlights	50

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	75

Other Information	76

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs BRIC Fund invests primarily in a portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to the BRIC countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries or regions. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

The Goldman Sachs N-11 Equity Fund invests primarily in a portfolio of equity investments that are tied economically to the “N-11 countries” or in issuers that participate in the markets of the following N- 11 countries: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. While Iran is among the N-11 countries, the Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to the N-11 countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries. Such securities are also subject to foreign custody risk. The N-11 countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in these countries are magnified. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, favorable or unfavorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India, and Australia focuses on long-term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■ Access to markets across emerging markets
■ Disciplined approach to stock selection
■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities declined during the 12-month period ended October 31, 2011 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net, unhedged) (the “MSCI EM Index”) posted a return of -7.72%.* The Reporting Period was characterized by dramatic ups and downs in the emerging equity markets — as was the case in the developed equity markets as well — as views on the European sovereign debt crisis and the state of the global economy shifted.

The first months of the Reporting Period generally reflected bullish investor sentiment on a global economic recovery. In anticipation of growing demand, commodity prices overall rose. Copper futures prices in December 2010 surpassed previous peak levels in 2006, while oil prices climbed back over $90 per barrel, a high for the calendar year and a level not seen since late 2008. As a result, the materials and energy sectors made strong gains.

Rising inflation levels and geopolitical concerns then weighed on the emerging equity markets at the beginning of 2011. However, most emerging equity markets rebounded sharply in March, aided by strong local currencies, as European sovereign debt concerns came back into focus and Japan suffered devastating natural and nuclear disasters. Energy stocks dominated returns during the first calendar quarter, with oil prices, measured by the Brent Crude Index, reaching almost $120 per barrel in March on supply disruption fears stemming from escalating unrest across the North Africa and Middle East region. Brent crude oil prices peaked at $126 per barrel in April 2011 and then began to recede on concerns that demand might be slowing, prompting declines in the energy sector.

Heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown dominated emerging market equity performance during the second half of the Reporting Period. Asian equity markets in particular, with strong trading ties to the U.S., were affected during the Reporting Period by the U.S. political standoff over raising its debt ceiling to avoid default, Standard & Poor’s subsequent historic downgrade of U.S. debt from AAA, and the U.S. Federal Reserve Board’s September 2011 announcement of a plan for additional monetary easing that further fueled concerns over the economic outlook. Indeed, uncertainty and angst in global markets overshadowed optimism evident earlier in the Reporting Period, and many emerging market currencies declined against the U.S. dollar. Weakness in the third calendar quarter was rather broad-based. Expectations of weaker demand from a slowing global economy drove many commodity prices down, including that of oil, which declined to $79.20 per barrel — its lowest close since the end of September 2010. As a result, the materials and energy sectors suffered sharp declines during the third calendar quarter, as did countries that are major commodity exporters. Financials stocks, particularly banks, were heavily penalized for the sovereign debt issues in Europe and the U.S. More defensive sectors, such as consumer staples and telecommunication services, fared significantly better than more cyclical, economically-sensitive sectors.

Following the steep declines of the third calendar quarter, growth and emerging market equities rallied back forcefully in October, largely on optimism that European leaders would work out a solution to the sovereign debt crisis at a summit late in the month. Another factor helping to boost emerging market equities in October was Brazil’s decision to cut interest rates again, ahead of slower economic growth conditions there. Investors anticipated that

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

emerging market central banks elsewhere might hold or cut interest rates as well. News from China further supported this view, as the latest inflation data released showed a slight moderation to 6.1% in August, fueling optimism that inflation in China may have peaked in July.

For the Reporting Period overall, South Korea was the best performing market in the MSCI EM Index during the Reporting Period, led by strength in its exports. The Czech Republic and Malaysia also fared well. Turkey, Singapore and Egypt, on the other hand, were the weakest markets within the MSCI EM Index. Of the more major emerging markets, India and China significantly underperformed the MSCI EM Index, as both economies battled high inflation, a major theme through many of the emerging market nations during the Reporting Period. India was further impacted by a growing scandal involving members of its government and by rising oil prices. From a sector perspective, financials was the biggest contributor to the decline of the MSCI EM Index during the Reporting Period, as investor concerns over high inflation and rising interest rates in many of the emerging market economies heightened. On an absolute basis, industrials was the weakest performer in the MSCI EM Index, reflecting concerns over slowing global economic growth. Consumer staples, a traditionally defensive sector, made the biggest gains, as investor sentiment turned more cautious during the second half of the Reporting Period.

Looking Ahead

One of the few positive effects of the slowing global economy is that it has eased inflationary pressures in the growth and emerging markets, in turn reducing the likelihood of local policymakers continuing to tighten monetary policy. The Thomson Reuters/Jefferies CRB Commodity Index, which rallied 40% between June 2010 and April 2011, fell 13% between April and the end of September. Similarly, oil prices, which surged more than 60% between May 2010 and the end of April 2011, declined 17% from the beginning of May to the end of September.1 We believe that inflation, which was largely driven by the huge surge in commodity as well as food prices and has been one of the key cyclical challenges in growth and emerging markets during the Reporting Period, has now peaked in most major markets.

The key question at the end of the Reporting Period, in our view, was about the fate of emerging markets should we see a more severe global economic downturn. In 2008, emerging market economies fared relatively better than developed market economies during both the downturn and the subsequent recovery. While we have lowered our 2011 and 2012 growth and earnings expectations given the deteriorating global economic outlook, we believe the growth and emerging market nations are even better positioned in 2011 than in 2008. They are delivering stronger economic growth, have more sustainable credit conditions, are less dependent on external financing and, in many cases, have balanced budgets. In addition, domestic consumption is becoming an increasingly important driver of Gross Domestic Product (GDP) growth in these countries, reducing their reliance on exports to developed countries. As a result, we expect growth and emerging markets to once again be relatively more resilient than developed markets as we move into 2012.

Following the most aggressive collapse of global risk appetite since 2008 and more than $40 billion of outflows from emerging markets equities through the end of September 2011 (latest data available)1, we believe equity valuations across the growth and emerging markets are attractive relative to both historical levels and to developed markets. Toward the end of the

[1]Source: Bloomberg, as of September 30, 2011.

MARKET REVIEW

Reporting Period, the MSCI EM Index was trading on a 12-month forward price to earnings ratio of 8.3x, which is a 23% discount to its 10-year average and a 19% discount to developed markets2, despite emerging markets’ superior economic growth, strong fiscal health and more robust corporate balance sheets. Emerging market equity risk premiums were also at extremely elevated levels — the only other period since 1995 when they were higher was following the 2008 financial crisis2, which, with hindsight, proved to be a very good entry point into the asset class. This is another key difference between 2011 and 2008 — emerging market equity valuations were significantly higher going into the 2008 crisis, whereas today the markets have already de-rated and experienced significant outflows, making them far less vulnerable, in our view. (A de-rated market is one wherein a market’s price/earnings ratio contracts to less than its growth rate based on broad perceptions of market recognition, anticipated growth rates and other complex factors.)

We have stress-tested our Funds’ portfolios for significantly reduced economic growth conditions and are closely monitoring the impact of the changing economic environment on the companies the Funds own. We have taken advantage of the market sell-off to upgrade the quality of the Funds’ portfolios by initiating positions in higher quality companies that we had previously believed were too expensive but that, in our view, have been oversold. We have a preference for companies where we have good visibility on earnings and that we believe will be able to maintain their margins. The Funds’ portfolios also continue to reflect our preference for domestically-driven stories rather than companies exposed to weakening global demand. We expect the growth and emerging equity markets to continue to be volatile through the fourth quarter of 2011, but we continue to focus on identifying securities that we believe, based on our fundamental research, are mis-priced. In our view, fundamental analysis will be ever more critical to determining which companies have the potential to perform well, even in a more challenging environment.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

[2]Source: Morgan Stanley, Asia/GEMs Strategy Equity Flows Monitor, as of October 7, 2011.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex-Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of -8.33%, -8.95%, -9.00% and -7.94%, respectively. These returns compare to the -6.76% cumulative total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (net, USD, unhedged, with dividends reinvested) (the “Index”) during the same time period. The Fund’s former benchmark, the MSCI All Country Asia ex-Japan Price Index (unhedged), generated a cumulative total return of -8.85% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection. From a country perspective, stock selection was strongest in South Korea, Taiwan and Hong Kong. However, more than offsetting these positives was weak stock selection in China, Thailand and Singapore.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in three Chinese companies — technology hardware and equipment company O-Net Communications, float glass producer China Glass Holdings and small-cap real estate developer KWG Property.

O-Net Communications is a leading supplier of passive optical networking subcomponents, components, modules and subsystems used in high-speed telecommunications and data communications networks. The delay of its optic-related projects, due to weak macroeconomic conditions, reduced the firm’s shipments to several companies, including some in the U.S. As a result, its stock price declined.

China Glass Holdings is a producer of float glass, which is a flat glass with a nearly true optical surface produced by floating a continuous sheet of molten glass on a bed of molten tin until the glass cools and hardens. The company’s stock declined as a result of the real estate market slowdown in China, which adversely affected the demand of construction-related glass. Although the social housing program has sped up its construction since the second quarter of 2011, it may be some time before an increase in demand for glass is evident.

Shares of KWG Property declined as the market was concerned about the company’s high exposure in first tier cities such as Guangzhou and Shanghai, which were subject, during the Reporting Period, to home purchase restrictions. Investors worried that the projected sales schedule of the company for the remainder of 2011 would be challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kia Motors, Radiant Opto-Electronics and S-Oil.

Kia Motors, South Korea’s second largest auto manufacturer, contributed most positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on better than expected earnings for the third and fourth quarters of 2010 and the first quarter of 2011, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status.

Another significant stock contributor was Radiant Opto-Electronics. Radiant Opto-Electronics is a Taiwanese producer of liquid crystal display (LCD) backlight units. Its shares rallied strongly throughout the Reporting Period in large part because, as a supplier to Apple, the company continued to record high shipments to the iPad and iPhone producer. In addition, Korean and Japanese companies are increasingly outsourcing backlight design for LED (light-emitting diode)-backlit televisions to the company. Radiant Opto-Electronics’ stock is not a component of the Index.

S-Oil, South Korea’s third largest oil refiner, also contributed strongly to the Fund’s results during the Reporting Period. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester. S-Oil was a new purchase for the Fund during the Reporting Period.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were the financials, industrials and telecommunication services sectors, each due primarily to poor stock selection. Having an underweighted position in telecommunication services, which performed strongly during the Reporting Period, also hurt.

The sectors that contributed most to the Fund’s performance relative to the Index were consumer discretionary, energy and materials, each driven primarily by effective stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in China Petroleum & Chemical (Sinopec), a Chinese company that refines, produces and trades petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins and chemical fertilizers. Also, the company explores for and produces crude oil and natural gas in China. We viewed the company’s refining efficiency as improving and expect this will help its fiscal year 2011 earnings. In addition, we felt there was robust growth opportunity for the company in its other business segments, including chemicals.

We initiated a position in S-Oil, mentioned earlier as one of the Fund’s best-performing individual stocks. We bought S-Oil because we anticipated improving refining margins based on fast-growing middle distillate demand in China and gasoline demand in developed markets. Also, skyrocketing cotton prices are positive for prices of polyethylene terephthalate (PET), para-xylene and mono-ethylene glycol, each of which is produced by S-Oil.

We exited the Fund’s position in Bank of China, the country’s fourth largest bank. The stock had performed well through the first half of the Reporting Period, and we believed the positive impact of offshore renminbi development had already been priced in to its valuation.

We eliminated the Fund’s position in CNOOC, a Hong Kong-listed Chinese company focused on oil exploration and production. We felt the company was struggling to both replace its production and sustain its production levels. At the same time, asset acquisition was anticipated to be difficult to achieve given the high price of oil. With its growth premium gone, we believe the stock may soon be de-rated. (A de-rated stock is one wherein a stock’s price/earnings ratio contracts to less than its earnings growth based on broad perceptions of market recognition, anticipated growth rates and other complex factors.)

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to telecommunication services, energy and consumer discretionary increased, and its allocations to financials, industrials and materials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to Thailand, Singapore and Malaysia increased, and its positioning in Hong Kong, China and South Korea decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to China and Taiwan compared to the Index. On the same date, the Fund had underweighted exposures to Singapore, India and Hong Kong and was relatively neutrally weighted to South Korea, Malaysia, Indonesia, Thailand and the Philippines.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the information technology, consumer discretionary and utilities sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the industrials, consumer staples, financials and materials sectors and was relatively neutrally weighted relative to the Index to health care, energy and telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

		MSCI All Country Asia	MSCI All Country Asia
November 1, 2010–	Fund Total Return	ex-Japan Index	ex-Japan Price Index
October 31, 2011	(based on NAV)[1]	(net, USD, unhedged)[2]	(unhedged)[2]

Class A	-8.33%	-6.76%	-8.85%
Class B	-8.95	-6.76	-8.85
Class C	-9.00	-6.76	-8.85
Institutional	-7.94	-6.76	-8.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	Effective February 28, 2011, the Fund changed its benchmark from the MSCI All Country Asia ex- Japan Price Index (unhedged) to the MSCI All Country Asia ex-Japan Index (net, USD, unhedged). In the Investment Adviser’s opinion, the MSCI All Country Asia ex-Japan Index (net, USD, unhedged) is a more appropriate benchmark against which to measure the performance of the Fund, because it accounts for the effect that dividends have on an investor’s total return. The MSCI AC (All Country) Asia ex-Japan Index (net, USD, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex-Japan Index consists of the following ten developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-19.98%	0.16%	8.92%	1.08%	7/08/94
Class B	-20.23	0.11	8.92	-0.15	5/01/96
Class C	-16.88	0.51	8.75	0.06	8/15/97
Institutional	-15.05	1.70	10.08	0.93	2/02/96

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.32%
Class B	2.35	3.07
Class C	2.35	3.07
Institutional	1.20	1.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	4.3%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6	Semiconductors & Semiconductor Equipment	Taiwan
Industrial & Commercial Bank of China Ltd. Class H	2.2	Banks	China
China Mobile Ltd.	2.1	Telecommunication Services	Hong Kong
China Construction Bank Corp. Class H	2.0	Banks	China
Hon Hai Precision Industry Co. Ltd.	1.8	Technology Hardware & Equipment	Taiwan
PetroChina Co. Ltd. Class H	1.7	Energy	China
China Shenhua Energy Co. Ltd. Class H	1.7	Energy	China
Hyundai Mobis	1.6	Automobiles & Components	South Korea
Kia Motors Corp.	1.5	Automobiles & Components	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmark, the MSCI All Country Asia ex-Japan (net, USD, unhedged) Index, and the Fund’s former benchmark, the MSCI All Country Asia Free ex-Japan Price (unhedged) Index, are shown. In the Investment Adviser’s opinion, the MSCI All Country Asia ex-Japan Index is a more appropriate benchmark against which to measure the Performance of the Fund as it more accurately represents the investable universe. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	-8.33%	3.09%	10.38%	2.04%
Including sales charges	-13.35%	1.93%	9.76%	1.70%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	-8.95%	2.32%	9.76%	0.54%
Including contingent deferred sales charges	-13.51%	1.93%	9.76%	0.54%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-9.00%	2.29%	9.59%	0.82%
Including contingent deferred sales charges	-9.91%	2.29%	9.59%	0.82%

Institutional (Commenced February 2, 1996)	-7.94%	3.50%	10.93%	1.62%

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs BRIC Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -16.79%, -17.43%, -16.45% and -16.66%, respectively. These returns compare to the -13.47% cumulative total return of the Fund’s benchmark, the MSCI BRIC Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed of the Index during the Reporting Period. While the Fund did benefit from effective stock selection in China and India, such positives were not enough to completely offset the detracting effect of its positioning in Russia and Brazil.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in three Chinese companies — financials company China Life Insurance, meat product manufacturer China Yurun Food and automation equipment company China Automation.

Shares of China Life Insurance, China’s biggest insurer, declined due to disappointing results through the first three quarters of 2011 attributable to declining growth in life insurance premiums.

China Yurun Food, one of the leading meat product manufacturers in China, announced solid results during the first half of 2011. However, its shares declined during the Reporting Period overall due to a series of negative news releases, including media reports on government subsidies received by the company and the quality of some of its products. Also, shorts placed on the stock put downward pressure on its share price and led to underperformance.

We maintained the Fund’s position in the stock, however, as its valuation remained attractive to us, and we believe China Yurun Food’s business model is well positioned for future growth.

Shares of China Automation, an automation equipment and solutions provider in China, fell in the aftermath of a serious high speed rail accident in China. As the main reason of the accident was the signaling problem of automation precision technology, the event weighed heavily on the stock prices of virtually all automation signaling providers, including China Automation. In addition, the Chinese government began nationwide high speed rail security checks after the accident, which caused delays in orders to suppliers. The stock also suffered following news that China intended to decrease railway infrastructure spending.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Chinese coal miner Yanzhou Coal Mining, Indian commercial bank IndusInd Bank and Brazilian packaging company Klabin.

An overweighted position in Yanzhou Coal Mining, a company engaged in the mining, preparation, sale and railway transportation of coal, was the top contributor to the Fund’s results during the Reporting Period. The company’s shares rallied because of rising coal prices and better than expected annual earnings results. We sold the Fund’s position in Yanzhou Coal Mining by the end of the Reporting Period.

The Fund also had an overweighted position in IndusInd Bank. During the Reporting Period, IndusInd Bank’s loan book was split almost evenly between the retail and corporate sectors, with only a small exposure to the infrastructure sector. The market, therefore, was expecting the bank’s asset quality to be more sustainable than other banks in India, and so its stock performed well.

PORTFOLIO RESULTS

An overweighted position relative to the Index in Klabin also contributed positively to the Fund’s results. Klabin is a high quality packaging company that has been run as a family business for years. Klabin performed well during the Reporting Period, as the markets began to believe that a change in management in 2010 would lead to the unlocking of significant value through aggressive cost cutting programs and capacity expansion. In addition to this potential turnaround, shares of Klabin rose during the Reporting Period on U.S. dollar strength and real weakness, as approximately one-fourth of the company’s revenues are tied to the U.S. dollar.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the consumer staples, industrials and consumer discretionary sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the consumer staples sector was driven largely by the Fund’s position in China Yurun Food, discussed above. One notable detractor in industrials was China Automation, mentioned above. A notable detractor in consumer discretionary was Tata Motors, India’s largest automobile company. Shares of Tata Motors declined on expectations of an excise duty hike on commercial vehicles. Its stock price was also hurt by a slowdown in domestic commercial vehicle volumes and global Jaguar volumes.

Conversely, strong stock selection within the materials, financials and health care sectors contributed most to the Fund’s performance. A notable contributor within materials was Klabin, discussed above. The most notable contributor within financials was IndusInd Bank, mentioned above. Within health care, Amil Participacoes, the biggest private medical company of Brazil, was a particularly notable contributor. Amil Participacoes is focused on domestic demand and thus proved to be resilient in the external macro factor-driven equity market sell-off during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. We used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In Brazil, we elected to change the Fund’s positioning within the banking sector. During the first quarter of 2011, we sold out of the Fund’s position in Itau Unibanco and initiated a position in Banco Bradesco. Valuations for Brazilian financials were quite attractive, in our view, due to the overhang from expectations that the Brazilian central bank might look to slow credit growth aggressively. We believe that not only are such measures unlikely but that they were also already priced in at then-current levels. Given this view and given the strength of recent earnings, we believe Banco Bradesco is well positioned within the sector. Our decision to sell the Fund’s position in Itau Unibanco was driven by the bank’s weaker than expected earnings, which failed to show the synergies anticipated from its acquisition of Unibanco. Furthermore, Itau Unibanco gave little clarity on how or when these synergies were likely to be realized.

Within China, we elected to change the Fund’s positioning within the energy sector. During the second half of the Reporting Period, we sold out of the Fund’s position in Yanzhou Coal Mining and initiated a position in China Shenhua Energy. At the time, spot prices in China’s coal industry were significantly higher than contract prices. We opted to invest a portion of the Fund’s assets into China Shenhua Energy because we believe the company is best positioned to benefit from increasing contract prices should they revert toward spot prices as anticipated.

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index in

PORTFOLIO RESULTS

financials, utilities, information technology and energy increased, and its allocations relative to the Index to materials, consumer staples and industrials decreased.

Resulting from various stock selection decisions, the Fund’s exposure relative to the Index to Brazil increased modestly, and its allocations relative to the Index to China and Russia decreased slightly.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had modestly underweighted exposure to India and Russia, a modestly overweighted exposure to Brazil and a rather neutral exposure to China relative to the Index.

From a sector perspective, the Fund had overweighted allocations to consumer discretionary, financials and health care compared to the Index at the end of the Reporting Period. On the same date, the Fund had underweighted exposure to the consumer staples, energy, telecommunication services and utilities sectors and was rather neutrally weighted relative to the Index in the information technology, industrials and materials sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

BRIC Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI BRIC Index
November 1, 2010–October 31, 2011	(based on NAV)[1]	(net, unhedged, USD)[2]

Class A	-16.79%	-13.47%
Class C	-17.43	-13.47
Institutional	-16.45	-13.47
Class IR	-16.66	-13.47

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI BRIC Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	-29.02%	1.73%	2.50%	6/30/06
Class C	-26.19	2.11	2.83	6/30/06
Institutional	-24.55	3.31	4.03	6/30/06
Class IR	-24.08	N/A	-15.31	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.79%	1.92%
Class C	2.54	2.67
Institutional	1.39	1.52
Class IR	1.54	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Banco Bradesco SA Preference Shares	5.9%	Banks	Brazil
Petroleo Brasileiro SA ADR	5.2	Energy	Brazil
Vale SA ADR	4.0	Materials	Brazil
China Mobile Ltd.	3.7	Telecommunication Services	Hong Kong
Industrial & Commercial Bank of China Ltd. Class H	3.4	Banks	China
China Construction Bank Corp. Class H	3.1	Banks	China
OAO Gazprom ADR	2.8	Energy	Russia
PetroChina Co. Ltd. Class H	2.7	Energy	China
China Shenhua Energy Co. Ltd. Class H	2.6	Energy	China
Banco do Brasil SA	2.4	Banks	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BRIC FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI BRIC (net, unhedged, USD) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2006)
Excluding sales charges	-16.79%	4.38%	6.20%
Including sales charges	-21.38%	3.20%	5.09%

Class C (Commenced June 30, 2006)
Excluding contingent deferred sales charges	-17.43%	3.58%	5.39%
Including contingent deferred sales charges	-18.26%	3.58%	5.39%

Institutional (Commenced June 30, 2006)	-16.45%	4.79%	6.62%

Class IR (Commenced August 31, 2010)	-16.66%	N/A	-3.81%

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -10.33%, -11.02%, -11.01%, -9.98%, -10.43% and -10.21%, respectively. These returns compare to the -7.72% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed of the Index during the Reporting Period. While the Fund did benefit from effective stock selection in South Korea and Taiwan and from having an underweighted position in Turkey, such positives were not enough to offset the detracting effect of its positioning in Russia, Brazil and Mexico.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Russian oilfield services provider Integra Group, Korean electronic equipment manufacturer Samsung Electronics and Chinese financials company China Life Insurance.

Shares of Integra Group, a manufacturer of drilling tools and provider of oilfield services in Russia, was particularly affected by outflows from Russian equity markets during the August market sell-off, as small-cap and mid-cap companies underperformed large-cap names at that time.

Samsung Electronics was also a top detractor from the Fund’s results during the Reporting Period because the Fund held an underweight position in what proved to be an outperforming stock. Samsung Electronics outperformed the Index due primarily to significant market share gain in the smart phone industry via its flagship model, Galaxy S2. The company also benefited from better earnings visibility than other pure technology companies because of its strong market position and cost competitiveness.

Shares of China Life Insurance, China’s biggest insurer, declined due to disappointing results through the first three quarters of 2011 attributable to declining growth in life insurance premiums.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kia Motors, Radiant Opto-Electronics and S-Oil.

An overweighted position relative to the Index in Kia Motors, South Korea’s second largest auto manufacturer, contributed most positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on better than expected earnings for the third and fourth quarters of 2010 and the first quarter of 2011, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status.

Another significant stock contributor was Radiant Opto-Electronics. Radiant Opto-Electronics is a Taiwanese producer of liquid crystal display (LCD) backlight units. Its shares rallied strongly throughout the Reporting Period in large part because, as a supplier to Apple, the company continued to record high shipments to the iPad and iPhone producer. In addition, Korean and Japanese companies are increasingly outsourcing backlight design for LED (light-emitting diode)-backlit televisions to the company. Radiant Opto-Electronics’ stock is not a component of the Index.

S-Oil, South Korea’s third largest oil refiner, also contributed strongly to the Fund’s results during the Reporting Period. Shares of S-Oil rallied on the back of gradually improving refining margins and on record high prices for para-xylene, a bi-product of the refining process used in the manufacture of polyester. S-Oil was a new purchase for the Fund during the Reporting Period.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the consumer staples, energy and industrials sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the consumer staples sector was driven largely by the poor performance of China Yurun Food, one of the leading meat product manufacturers in China. China Yurun Food announced solid results during the first half of 2011. However, its shares declined during the Reporting Period overall due to a series of negative news releases, including media reports on government subsidies received by the company and the quality of some of its products. Also, shorts placed on the stock put downward pressure on its share price and led to underperformance. We maintained the Fund’s position in the stock, however, as its valuation remained attractive to us, and we believe China Yurun Food’s business model is well positioned for future growth.

The most notable detractor in energy was Integra Group, mentioned above. In industrials, a position in Thermax, an Indian power equipment maker, was the primary detractor. Its shares sold off heavily as a slowdown in the Index of Industrial Production during the last few months of the Reporting Period led to poor performance of the capital goods industry broadly. Thermax was also impacted by the loss of a few expected orders from independent power producers.

Conversely, strong stock selection within the materials, information technology and health care sectors contributed most to the Fund’s performance. Two notable contributors within materials were South Korea’s POSCO Chemtech and Brazil’s Klabin. POSCO Chemtech supplies refractory material and provides maintenance services to Korean steel maker POSCO. Its shares rallied during the Reporting Period as the market reacted positively to stronger than expected earnings. The company’s earnings visibility also helped support its stock price during the equity market volatility seen toward the end of the Reporting Period. Klabin is a high quality packaging company that has been run as a family business for years. Klabin performed well during the Reporting Period, as the markets began to believe that a change in management in 2010 would lead to the unlocking of significant value through aggressive cost cutting programs and capacity expansion. In addition to this potential turnaround, shares of Klabin rose during the Reporting Period on U.S. dollar strength and real weakness, as approximately one-fourth of the company’s revenues are tied to the U.S. dollar.

The most notable contributor in information technology was Radiant Opto-Electronics, mentioned above. Within health care, Green Cross, a manufacturer of household medical drugs and the number one flu vaccine manufacturer in South Korea, was a particularly notable contributor.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity-linked notes and participatory notes to gain exposure to select stocks. We used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In Brazil, we elected to change the Fund’s positioning within the banking sector. During the first quarter of 2011, we sold out of the Fund’s position in Itau Unibanco and initiated a position in Banco Bradesco. Valuations for Brazilian financials were quite attractive, in our view, due to the overhang from expectations that the Brazilian central bank might look to slow credit growth aggressively. We believe that not only are such measures unlikely but that they were also already priced in at then-current levels. Given this view and given the strength of recent earnings, we believe Banco Bradesco is well positioned within the sector. Our decision to sell the Fund’s position in Itau Unibanco was driven by the bank’s weaker than expected earnings, which failed to show the synergies anticipated from its acquisition of Unibanco. Furthermore, Itau Unibanco gave little clarity on how or when these synergies were likely to be realized.

Within China, we elected to change the Fund’s positioning within the energy sector. During the second half of the Reporting Period, we sold out of the Fund’s position in Yanzhou Coal Mining and initiated a position in China Shenhua Energy. At the time, spot prices in China’s coal industry were significantly higher than contract prices. We opted to invest a portion of the Fund’s assets into China Shenhua Energy because we believe the company is best positioned to benefit from increasing contract prices should they revert toward spot prices as anticipated.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to materials, industrials and consumer discretionary decreased, and its allocations relative to the Index to utilities, energy and information technology increased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in South Korea and Taiwan decreased, and its allocations relative to the Index to Thailand, Brazil and India increased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Brazil, China and Qatar and modestly underweighted exposures to South Korea and Taiwan compared to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials and consumer staples sectors and rather neutral positions relative to the Index in the information technology, industrials, utilities, financials, telecommunication services and energy sectors at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

		MSCI Emerging
	Fund Total Return	Markets Index
November 1, 2010–October 31, 2011	(based on NAV)[1]	(net, unhedged, USD)[2]

Class A	-10.33%	-7.72%
Class B	-11.02	-7.72
Class C	-11.01	-7.72
Institutional	-9.98	-7.72
Service	-10.43	-7.72
Class IR	-10.21	-7.72

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This Index offers an exhaustive representation of the emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-21.95%	0.37%	12.79%	5.97%	12/15/97
Class B	-22.06	0.36	12.85	6.10	12/15/97
Class C	-18.78	0.77	12.67	5.76	12/15/97
Institutional	-17.06	1.92	13.98	6.97	12/15/97
Service	-17.47	1.41	13.40	6.30	12/15/97
Class IR	-17.18	N/A	N/A	-7.44	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.79%	1.91%
Class B	2.54	2.66
Class C	2.54	2.66
Institutional	1.39	1.51
Service	1.89	2.01
Class IR	1.54	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Banco Bradesco SA Preference Shares	2.9%	Banks	Brazil
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2	Semiconductors & Semiconductor Equipment	Taiwan
Petroleo Brasileiro SA ADR	2.0	Energy	Brazil
MTN Group Ltd.	1.8	Telecommunication Services	South Africa
China Mobile Ltd.	1.8	Telecommunication Services	Hong Kong
Samsung Electronics Co. Ltd. Preference Shares	1.8	Semiconductors & Semiconductor Equipment	South Korea
Industrial & Commercial Bank of China Ltd. Class H	1.7	Banks	China
OAO Lukoil ADR	1.6	Energy	Russia
America Movil SAB de CV Series L ADR	1.6	Telecommunication Services	Mexico
OAO Gazprom ADR	1.5	Energy	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets (net, unhedged, USD) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	-10.33%	2.95%	14.00%	7.24%
Including sales charges	-15.25%	1.79%	13.36%	6.81%

Class B (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-11.02%	2.18%	13.42%	6.94%
Including contingent deferred sales charges	-15.47%	1.77%	13.42%	6.94%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-11.01%	2.18%	13.22%	6.58%
Including contingent deferred sales charges	-11.90%	2.18%	13.22%	6.58%

Institutional (Commenced December 15, 1997)	-9.98%	3.37%	14.55%	7.82%

Service (Commenced December 15, 1997)	-10.43%	2.85%	13.97%	7.13%

Class IR (Commenced August 31, 2010)	-10.21%	N/A	N/A	2.55%

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on February 28, 2011 through October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -4.20%, -4.70%, -4.00% and -4.10%, respectively. These returns compare to the -3.28% cumulative total return of the Fund’s benchmark, the MSCI GDP Weighted N-11 ex-Iran Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed of the Index during the Reporting Period. While the Fund did benefit from effective stock selection in South Korea, Turkey and Nigeria, such positives were not enough to completely offset the detracting effect of its weak stock selection in Mexico and Pakistan.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Mexican housing construction company Urbi Desarrollos Urbanos, Mexican telecommunications provider America Movil and South Korean media holdings company CJ E&M.

The Fund’s overweighted position in Urbi Desarrollos Urbanos was a significant detractor from its results. The housing construction company’s shares declined as the outlook for the Mexican economy came under pressure and as the market factored in reduced demand for housing in Mexico over the near term.

An overweighted position in America Movil relative to the Index also detracted from the Fund’s results. Shares of the wireless telecommunication services company declined on tightening of the regulatory environment, growing pressure on perceived anti-competitive practices and mobile termination rate cuts.

On March 1, 2011, CJ E&M completed its mergers with ON*Media, CJ Internet, Mnet Media, CJ MEDIA and CJ Entertainment, and the parent holding company was relisted at the end of March. Investors, however, were skeptical about immediate synergies in part based on weak fiscal first quarter results due to deterioration in its gaming business. (When a stock is relisted it is reinstated on an exchange after it has been removed for not being in compliance with listing requirements. A company’s stock may be delisted for a variety of reasons, such as merger, bankruptcy or a share price that has fallen below minimum requirements. When a company returns to fiscal health, it may apply to have its shares relisted.)

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Gudang Garam, Kia Motors and POSCO Chemtech.

An overweighted position relative to the Index in Gudang Garam, the leading cigarette manufacturer in Indonesia, contributed most positively to the Fund’s results. Its shares were buoyed during the Reporting Period by its ability to raise prices without hampering volumes, which continued to be strong. We believe this demonstrates that Gudang Garam’s market position and brand gives the company substantial pricing power within the industry.

An overweighted position relative to the Index in Kia Motors, South Korea’s second largest auto manufacturer, also contributed positively to the Fund’s results. Kia Motors performed strongly during the Reporting Period based on better than expected earnings for the third and fourth quarters of 2010 and the first quarter of 2011, which the market expected to continue going forward. Kia Motors also benefited from increased popularity and trust amongst consumers as well as a significantly improved financial status.

PORTFOLIO RESULTS

South Korea-based POSCO Chemtech supplies refractory material and provides maintenance services to Korean steel maker POSCO. Its shares rallied during the Reporting Period as the market reacted positively to stronger than expected earnings. The company’s earnings visibility also helped support its stock price during the equity market volatility seen toward the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the consumer discretionary and telecommunication services and positioning in the information technology sector detracted most from the Fund’s performance during the Reporting Period. Underperformance in the consumer discretionary sector was driven largely by the poor performance of Urbi Desarrollos Urbanos, and poor performance in the telecommunication services sector was attributable primarily to the disappointing returns of America Movil, each discussed above. In information technology, the Fund’s modestly underweighted allocation to this comparatively stronger performing sector during the Reporting Period detracted. A position in JCEntertainment, a South Korea-based Internet entertainment company that develops online games and provides entertainment contents through its website, particularly hurt. We eliminated the Fund’s position in this company in order to diminish losses from its decreasing share price. At the time of our sale, the fundamental outlook on the company seemed to be deteriorating with the possibility of its Chinese partner defaulting on JCEntertainment. (It should be noted that the partner came through on its last contract date with JCEntertainment to avoid default and keep the business relationship.)

Conversely, strong stock selection and effective positioning within the financials, materials and industrials sectors contributed most to the Fund’s performance. Within financials, a notable contributor was Metropolitan Bank, the largest private bank in the Philippines. Its shares performed well relative to the Index on the back of its positive transformation. Profits for the first half of 2011 positively surprised the market due to lower provision expense, effectively signaling the success of the bank in improving its asset quality. (A financial institution records a provision expense in accounting ledgers when the institution believes it may not recover loan amounts from a borrower.) With the completion of its asset clean-up, we believe there may be potential for further earnings acceleration, as the bank is now better equipped, in our view, to undertake more aggressive lending growth.

The most notable contributor in materials was POSCO Chemtech, mentioned above. Within industrials, Y G-1 was a particularly notable contributor. Y G-1, a manufacturer of end mill, drill and cutting tools, outperformed as its earnings momentum improved following a strong increase in new orders for cutting tools. Furthermore, there was an increased expectation that the company will be able to deliver strong operating margin improvements during the second half of 2011 based on an increase in average selling price early in the third calendar quarter.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. We used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in TAV, Turkey’s leading airport operator. The company operates four major airports in Turkey — in Istanbul, Ankara, Izmir and Antalya — as well as in Georgia, Tunisia and Macedonia. The company benefited during the Reporting Period from strong growth in passenger volumes to Turkey — domestic, international and transit, which we believe should support its earnings. Indeed, in our view, such increased volumes should help the company benefit from both passenger handling and increased demand for duty-free shopping. TAV also announced during the Reporting Period that it had been selected as the preferred bidder for a 25-year contract to build and operate the Medina airport in Saudi Arabia. We believe this opportunity can be a significant positive for the company, as passenger arrivals to Medina are non-cyclical given its religious importance in the context of Islamic Hajj and the view that TAV can facilitate and expand passenger capacity going forward.

We exited the Fund’s position in Arcelik, a Turkish white goods, or household appliances, manufacturer. At the time we elected to sell, we felt there was heightened downside risk to the Turkish consumer as economic growth in the nation remained strong and Turkey’s central bank was implementing unorthodox policies to stem potential overheating.

PORTFOLIO RESULTS

Within Mexico, we elected to change the Fund’s positioning within the real estate sector from Corporacion Geo to Urbi Desarrollos Urbanos, each a home building company. We believe the Mexican real estate market exhibits attractive growth prospects, underpinned by the country’s favorable demographic profile and large housing deficit. Given then-current valuations, we felt that Urbi Desarrollos Urbanos offered greater potential upside and, as such, we chose to switch out of Corporacion Geo. We also felt that Urbi Desarrollos Urbanos may offer strong access to the expansion of the informal housing market, as plans are developing that will allow individuals who previously did not qualify for state-backed mortgages to attain financing. Such plans could be a tailwind for the industry as individuals who previously would have been forced to rent would be able to enter the real estate market as owners.

Q	Were there any notable changes in the Fund’s sector and country weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to telecommunication services and industrials increased, and its allocations relative to the Index to materials and energy decreased.

Similarly, allocations to countries are the directly the result of various stock selection decisions. As such, the Fund’s allocations relative to the Index to Indonesia and Nigeria increased, and its exposure relative to the Index in Pakistan and Egypt decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had exposure to South Africa. It should be noted that South Africa is not a component of the Index. (The Fund owns a South African-listed company called MTN Group, which has the lead market share in the telecommunications market of Nigeria, which is an N-11 country. We took a position in MTN Group based on prospects for expansion of the telecommunications industry in Nigeria rather than on any investment thesis related to the company’s activities in South Africa.) On the same date, the Fund had underweighted exposures relative to the Index to Egypt, Turkey and Pakistan and was relatively neutrally weighted to the Index in the remaining country components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in telecommunication services, consumer discretionary and energy at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the financials, materials and industrials sectors and rather neutral positions relative to the Index in the utilities, health care, information technology and consumer staples sectors at the end the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

N-11 Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

		MSCI GDP Weighted
	Fund Total Return	N-11 ex Iran Index[2]
February 28, 2011–October 31, 2011	(based on NAV)[1]	(net, unhedged)

Class A	-4.20%	-3.28%
Class C	-4.70	-3.28
Institutional	-4.00	-3.28
Class IR	-4.10	-3.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the MSCI GDP Weighted N-11 ex Iran Index. The MSCI GDP Weighted N-11 ex Iran Index comprises the following ten emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-15.88%	2/28/11
Class C	-12.29	2/28/11
Institutional	-10.80	2/28/11
Class IR	-10.90	2/28/11

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.79%	2.70%
Class C	2.54	3.45
Institutional	1.39	2.30
Class IR	1.54	2.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 16, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

America Movil SAB de CV Series L ADR	10.2%	Telecommunication Services	Mexico
Wal-Mart de Mexico SAB de CV Series V	4.6	Food & Staples Retailing	Mexico
Samsung Electronics Co. Ltd.	4.3	Semiconductors & Semiconductor Equipment	South Korea
Grupo Televisa SAB ADR	3.5	Media	Mexico
Turkiye Garanti Bankasi AS	2.9	Banks	Turkey
PT Bank Central Asia Tbk	2.5	Banks	Indonesia
PT Gudang Garam Tbk	2.5	Food, Beverage & Tobacco	Indonesia
Kia Motors Corp.	2.3	Automobiles & Components	South Korea
PT Astra International Tbk	2.3	Automobiles & Components	Indonesia
Nigerian Breweries PLC	2.1	Food, Beverage & Tobacco	Nigeria

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI GDP Weighted N-11 ex-Iran (net, unhedged) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment from February 28 through October 31, 2011.

Cumulative Total Return through October 31, 2011	Since Inception*
Class A (Commenced February 28, 2011)
Excluding sales charges	-4.20%
Including sales charges	-9.45%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	-4.70%
Including contingent deferred sales charges	-5.65%

Institutional (Commenced February 28, 2011)	-4.00%

Class IR (Commenced February 28, 2011)	-4.10%

*	Total returns for less than one full year are not annualized.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 96.8%
China – 17.5%
714,000	China Automation Group Ltd. (Capital Goods)	$247,867
606,000	China BlueChemical Ltd. Class H (Materials)	474,881
1,892,110	China Construction Bank Corp. Class H (Banks)	1,390,200
153,000	China Life Insurance Co. Ltd. Class H (Insurance)	395,566
524,012	China Longyuan Power Group Corp. Class H (Utilities)	435,154
833,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	678,985
186,400	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)	572,004
896,000	China Petroleum & Chemical Corp. Class H (Energy)	847,374
266,000	China Shenhua Energy Co. Ltd. Class H (Energy)	1,216,895
918,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	566,780
256,000	China Yurun Food Group Ltd. (Food, Beverage & Tobacco)	444,339
150,000	Dongfang Electric Corp. Ltd. Class H (Capital Goods)	460,991
24,909	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	216,708
2,469,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,542,196
154,000	Jiangxi Copper Co. Ltd. Class H (Materials)	372,243
226,000	Minth Group Ltd. (Automobiles & Components)	234,490
950,000	PetroChina Co. Ltd. Class H (Energy)	1,233,283
24,000	Tencent Holdings Ltd. (Software & Services)	555,062
189,204	ZTE Corp. Class H (Technology Hardware & Equipment)	537,074

		12,422,092

Hong Kong – 16.7%
398,000	Belle International Holdings Ltd. (Retailing)	780,568
45,000	Cheung Kong Holdings Ltd. (Real Estate)	557,817
175,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	937,426
856,000	China Glass Holdings Ltd. (Materials)	159,699
216,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	688,283
159,000	China Mobile Ltd. (Telecommunication Services)	1,511,190
202,000	China Overseas Land & Investment Ltd. (Real Estate)	373,779
520,000	China Resources Cement Holdings Ltd. (Materials)	412,625
116,000	China Resources Land Ltd. (Real Estate)	169,789
256,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	400,049
256,000	Hang Lung Properties Ltd. (Real Estate)	932,305
89,431	Henderson Land Development Co. Ltd. (Real Estate)	488,832
37,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	627,220
80,000	Hutchison Whampoa Ltd. (Capital Goods)	731,716
89,000	Kerry Properties Ltd. (Real Estate)	326,624
204,000	Li & Fung Ltd. (Retailing)	393,148
174,500	Lifestyle International Holdings Ltd. (Retailing)	467,143
913,000	Lonking Holdings Ltd. (Capital Goods)	358,975
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
140,000	Sands China Ltd. (Consumer Services)*	420,726
544,000	Shougang Fushan Resources Group Ltd. (Materials)	223,725
64,555	Sun Hung Kai Properties Ltd. (Real Estate)	888,843

		11,850,482

India – 6.6%
5,001	Asian Paints Ltd. (Materials)	323,982
95,938	Coal India Ltd. (Energy)	650,584
23,980	CRISIL Ltd. (Diversified Financials)	432,949
24,025	DB Corp. Ltd. (Media)	108,556
8,629	Exide Industries Ltd. (Automobiles & Components)	21,389
3,374	Grasim Industries Ltd. (Materials)	178,892
52,212	HDFC Bank Ltd. (Banks)	520,547
11,390	Hero Motocorp Ltd. (Automobiles & Components)	507,880
26,224	ICICI Bank Ltd. (Banks)	494,404
95,954	Indiabulls Real Estate Ltd. (Real Estate)	146,785
50,138	IndusInd Bank Ltd. (Banks)	305,575
1,770	Infosys Ltd. ADR (Software & Services)	103,704
8,620	Infosys Ltd. (Software & Services)	504,274
15,257	Tata Steel Ltd. (Materials)	150,196
29,723	Thermax Ltd. (Capital Goods)	281,626

		4,731,343

Indonesia – 3.7%
1,658,857	PT Bank Negara Indonesia (Persero) Tbk (Banks)	743,439
74,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	485,729
52,000	PT Indo Tambangraya Megah (Energy)	259,405
678,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	398,374
294,000	PT Media Nusantara Citra Tbk (Media)	36,319
1,354,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	446,627

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)

354,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	$295,648

		2,665,541

Malaysia – 4.9%
260,000	CIMB Group Holdings Berhad (Banks)	638,200
277,920	Genting Berhad (Consumer Services)	967,997
202,600	Sime Darby Berhad (Capital Goods)	584,436
391,600	Tenaga Nasional Berhad (Utilities)	759,567
250,000	UMW Holdings Berhad (Automobiles & Components)	538,681

		3,488,881

Philippines – 0.4%
1,021,700	Puregold Price Club, Inc. (Food & Staples Retailing)*	296,673

Singapore – 6.2%
170,000	CapitaLand Ltd. (Real Estate)	366,256
95,230	DBS Group Holdings Ltd. (Banks)	930,185
130,000	Fraser and Neave Ltd. (Capital Goods)	633,157
738,000	Genting Singapore PLC (Consumer Services)*	1,008,385
224,000	SembCorp Industries Ltd. (Capital Goods)	738,509
295,000	Singapore Telecommunications Ltd. (Telecommunication Services)	745,852

		4,422,344

South Korea – 20.8%
35,410	Cheil Worldwide, Inc. (Media)	579,805
4,367	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	675,209
9,182	Himart Co. Ltd. (Retailing)*	703,440
24,850	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	502,897
1,336	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	356,931
3,957	Hyundai Mobis (Automobiles & Components)	1,132,459
22,770	KB Financial Group, Inc. (Banks)	882,152
16,910	Kia Motors Corp. (Automobiles & Components)	1,084,132
21,380	Korea Electric Power Corp. (Utilities)*	478,751
1,372	LG Chem Ltd. (Materials)	442,725
9,240	LG Corp. (Capital Goods)	540,756
2,493	NCSoft Corp. (Software & Services)	783,733
1,056	POSCO (Materials)	365,892
3,900	POSCO Chemtech Co. Ltd. (Materials)	667,054
13,290	Samsung C&T Corp. (Capital Goods)	821,715
3,588	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,088,770
4,393	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	934,106
7,580	S-Oil Corp. (Energy)	786,601

		14,827,128

Taiwan – 16.7%
655,170	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	578,954
80,380	Asustek Computer, Inc. (Technology Hardware & Equipment)	558,817
383,245	Cathay Financial Holding Co. Ltd. (Insurance)	457,036
1,137,209	Chinatrust Financial Holding Co. Ltd. (Banks)	745,323
325,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	288,942
214,000	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	715,965
186,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	344,374
197,716	Far Eastern Department Stores Co. Ltd. (Retailing)	302,292
444,698	Far Eastern New Century Corp. (Capital Goods)	522,838
213,660	Formosa Plastics Corp. (Materials)	628,394
467,976	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,282,899
169,455	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	493,083
49,000	President Chain Store Corp. (Food & Staples Retailing)	272,476
178,076	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	523,431
38,000	Shihlin Electric & Engineering Corp. (Capital Goods)	39,480
136,000	Taiwan Fertilizer Co. Ltd. (Materials)	350,532
1,039,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,532,738
16,800	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	281,325
148,429	Tripod Technology Corp. (Technology Hardware & Equipment)	386,156
976,005	Yuanta Financial Holding Co. Ltd. (Diversified Financials)*	556,369

		11,861,424

Thailand – 2.2%
4,900	Banpu PCL (Registered) (Energy)	99,123
12,550	Banpu PCL NVDR (Energy)	253,875
854,700	Krung Thai Bank PCL (Banks)	418,516

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)

65,300	PTT Exploration & Production PCL (Energy)	$339,128
3,600	PTT PCL (Energy)	35,493
368,100	Shin Corp. PCL NVDR (Telecommunication Services)	416,480

		1,562,615

United States – 1.1%
10,279	Cognizant Technology Solutions Corp. Class A (Software & Services)*	747,797

TOTAL COMMON STOCKS
(Cost $66,205,067)		$68,876,320

Notional		Maturity
Shares	Description	Date	Value

Participation Notes* – 1.1%
India – 1.1%
33,121	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)	03/11/13	$82,099
44,909	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)	02/19/20	273,702
20,399	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank NA) (Banks)(a)	12/15/14	124,323
29,037	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)(a)	06/07/13	176,969

4,526	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)(a)	12/28/12	44,555
5,351	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)(a)	01/24/17	52,677

TOTAL PARTICIPATION NOTES
(Cost $658,785)			$754,325

TOTAL INVESTMENTS – 97.9%
(Cost $66,863,852)			$69,630,645

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			1,511,771

NET ASSETS – 100.0%			$71,142,416

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $398,524, which represents approximately 0.6% of net assets as of October 31, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	49	November 2011	$524,006	$19,399

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 96.1%
Brazil – 33.5%
603,652	Amil Participacoes SA (Health Care Equipment & Services)	$6,110,884
333,582	Anhanguera Educacional Participacoes SA (Consumer Services)	4,956,564
704,809	Autometal SA (Automobiles & Components)	5,542,081
1,831,478	Banco Bradesco SA Preference Shares (Banks)	33,176,437
868,079	Banco do Brasil SA (Banks)	13,247,325
1,544,437	BM&FBovespa SA (Diversified Financials)	9,292,620
852,699	BR Malls Participacoes SA (Real Estate)	9,262,799
556,996	Braskem SA Preference A Shares (Materials)	5,018,917
419,404	Diagnosticos da America SA (Health Care Equipment & Services)	3,380,931
957,501	Direcional Engenharia SA (Real Estate)	5,019,372
304,006	EDP — Energias do Brasil SA (Utilities)	6,572,911
1,751,566	Klabin SA Preference Shares (Materials)	6,437,593
1,155,080	Magazine Luiza SA (Retailing)*	8,806,825
1,741,665	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	7,689,560
1,085,567	Petroleo Brasileiro SA ADR (Energy)	29,321,164
371,821	Qualicorp SA (Commercial & Professional Services)*	3,398,009
338,159	Vale SA (Materials)	8,627,058
877,007	Vale SA ADR (Materials)	22,284,748

		188,145,798

China – 26.5%
8,711,000	China Automation Group Ltd. (Capital Goods)	3,024,050
7,110,000	China BlueChemical Ltd. Class H (Materials)	5,571,619
23,415,360	China Construction Bank Corp. Class H (Banks)	17,204,090
3,602,000	China Life Insurance Co. Ltd. Class H (Insurance)	9,312,601
6,163,211	China Longyuan Power Group Corp. Class H (Utilities)	5,118,102
9,103,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	7,415,475
10,616,000	China Petroleum & Chemical Corp. Class H (Energy)	10,039,873
3,196,000	China Shenhua Energy Co. Ltd. Class H (Energy)	14,621,036
12,680,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	7,828,725
2,637,000	China Yurun Food Group Ltd. (Food, Beverage & Tobacco)	4,577,038
2,066,000	Dongfang Electric Corp. Ltd. Class H (Capital Goods)	6,349,382
30,284,050	Industrial & Commercial Bank of China Ltd. Class H (Banks)	18,911,276
1,915,000	Jiangxi Copper Co. Ltd. Class H (Materials)	4,628,863
3,432,000	Minth Group Ltd. (Automobiles & Components)	3,560,927
11,586,000	PetroChina Co. Ltd. Class H (Energy)	15,040,860
238,000	Tencent Holdings Ltd. (Software & Services)	5,504,364
2,491,748	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	3,605,019
2,290,828	ZTE Corp. Class H (Technology Hardware & Equipment)	6,502,742

		148,816,042

Hong Kong – 10.4%
4,723,000	Belle International Holdings Ltd. (Retailing)	9,262,874
2,555,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	8,141,494
2,157,500	China Mobile Ltd. (Telecommunication Services)	20,505,617
2,406,000	China Overseas Land & Investment Ltd. (Real Estate)	4,452,039
7,948,000	China Resources Cement Holdings Ltd. (Materials)	6,306,811
1,636,000	China Resources Land Ltd. (Real Estate)	2,394,607
3,556,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	5,556,924
3,936,000	Shougang Fushan Resources Group Ltd. (Materials)	1,618,716

		58,239,082

India – 10.8%
71,330	Asian Paints Ltd. (Materials)	4,620,999
1,232,632	Coal India Ltd. (Energy)	8,358,839
338,550	CRISIL Ltd. (Diversified Financials)	6,112,376
316,715	DB Corp. Ltd. (Media)	1,431,062
142,590	Exide Industries Ltd. (Automobiles & Components)	353,448
43,753	Grasim Industries Ltd. (Materials)	2,319,822
648,980	HDFC Bank Ltd. (Banks)	6,470,248
141,837	Hero Motocorp Ltd. (Automobiles & Components)	6,324,513
324,359	ICICI Bank Ltd. (Banks)	6,115,178
1,251,178	Indiabulls Real Estate Ltd. (Real Estate)	1,913,977
778,399	IndusInd Bank Ltd. (Banks)	4,744,096
22,630	Infosys Ltd. ADR (Software & Services)	1,325,892
97,055	Infosys Ltd. (Software & Services)	5,677,755

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

168,265	Tata Steel Ltd. (Materials)	$1,656,465
351,546	Thermax Ltd. (Capital Goods)	3,330,913

		60,755,583

Russia – 13.3%
909,110	Etalon Group Ltd. GDR (Real Estate)*	4,447,544
206,350	Eurasia Drilling Co. Ltd. GDR (Energy)	4,832,898
328,737	Globaltrans Investment PLC GDR (Transportation)(a)	5,029,053
1,830,478	Integra Group Holdings GDR (Energy)*	3,461,494
1,370,753	OAO Gazprom ADR (Energy)	15,890,265
192,523	OAO Lukoil ADR (Energy)	11,151,158
562,878	O’Key Group SA GDR (Food & Staples Retailing)	4,117,128
1,379,185	Rosneft Oil Co. OJSC GDR (Energy)	9,772,366
3,342,477	Sberbank of Russia (Banks)	8,838,260
238,848	X5 Retail Group NV GDR (Food & Staples Retailing)*	7,158,160

		74,698,326

United States – 1.6%
125,891	Cognizant Technology Solutions Corp. Class A (Software & Services)*	9,158,570

TOTAL COMMON STOCKS
(Cost $530,170,457)		$539,813,401

Notional		Maturity
Shares	Description	Date	Value

Participation Notes* – 1.9%
India – 1.9%
467,416	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)	03/11/13	$1,158,619
626,932	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)	02/19/20	3,820,890
263,918	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank NA) (Banks)(a)	12/15/14	1,608,470
452,070	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)(a)	06/07/13	2,755,178
75,318	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)(a)	12/28/12	741,452
65,209	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)(a)	01/24/17	641,942

TOTAL PARTICIPATION NOTES
(Cost $9,420,044)			$10,726,551

TOTAL INVESTMENTS – 98.0%
(Cost $539,590,501)			$550,539,952

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			11,431,321

NET ASSETS – 100.0%			$561,971,273

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,776,095, which represents approximately 1.9% of net assets as of October 31, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	615	November 2011	$6,576,810	$37,085

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 96.9%
Brazil – 16.7%
251,960	Amil Participacoes SA (Health Care Equipment & Services)	$2,550,639
171,434	Anhanguera Educacional Participacoes SA (Consumer Services)	2,547,270
243,526	Autometal SA (Automobiles & Components)	1,914,903
710,705	Banco Bradesco SA Preference Shares (Banks)	12,874,115
297,850	Banco do Brasil SA (Banks)	4,545,342
690,452	BM&FBovespa SA (Diversified Financials)	4,154,334
327,118	BR Malls Participacoes SA (Real Estate)	3,553,456
210,958	Braskem SA Preference A Shares (Materials)	1,900,877
229,811	Diagnosticos da America SA (Health Care Equipment & Services)	1,852,570
336,489	Direcional Engenharia SA (Real Estate)	1,763,929
123,162	EDP — Energias do Brasil SA (Utilities)	2,662,885
604,556	Klabin SA Preference Shares (Materials)	2,221,946
557,000	Magazine Luiza SA (Retailing)*	4,246,807
1,059,483	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	4,677,683
333,694	Petroleo Brasileiro SA ADR (Energy)	9,013,075
135,912	Qualicorp SA (Commercial & Professional Services)*	1,242,077
236,919	Vale SA (Materials)	6,044,239
251,880	Vale SA ADR (Materials)	6,400,271

		74,166,418

China – 13.0%
2,670,000	China Automation Group Ltd. (Capital Goods)	926,899
2,778,000	China BlueChemical Ltd. Class H (Materials)	2,176,928
8,840,420	China Construction Bank Corp. Class H (Banks)	6,495,368
1,293,000	China Life Insurance Co. Ltd. Class H (Insurance)	3,342,919
2,430,426	China Longyuan Power Group Corp. Class H (Utilities)	2,018,293
3,542,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	2,885,380
4,194,000	China Petroleum & Chemical Corp. Class H (Energy)	3,966,393
1,231,000	China Shenhua Energy Co. Ltd. Class H (Energy)	5,631,569
5,128,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	3,166,065
1,092,000	China Yurun Food Group Ltd. (Food, Beverage & Tobacco)	1,895,383
784,000	Dongfang Electric Corp. Ltd. Class H (Capital Goods)	2,409,446
11,811,505	Industrial & Commercial Bank of China Ltd. Class H (Banks)	7,375,851
843,000	Jiangxi Copper Co. Ltd. Class H (Materials)	2,037,667
1,160,000	Minth Group Ltd. (Automobiles & Components)	1,203,577
4,262,000	PetroChina Co. Ltd. Class H (Energy)	5,532,897
106,000	Tencent Holdings Ltd. (Software & Services)	2,451,523
973,540	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	1,408,501
957,160	ZTE Corp. Class H (Technology Hardware & Equipment)	2,716,993

		57,641,652

Czech Republic – 0.8%
81,328	CEZ AS (Utilities)	3,439,030

Hong Kong – 5.2%
1,894,000	Belle International Holdings Ltd. (Retailing)	3,714,564
1,038,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	3,307,581
834,000	China Mobile Ltd. (Telecommunication Services)	7,926,621
944,000	China Overseas Land & Investment Ltd. (Real Estate)	1,746,768
3,008,000	China Resources Cement Holdings Ltd. (Materials)	2,386,876
800,000	China Resources Land Ltd. (Real Estate)	1,170,957
1,389,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	2,170,576
1,350,000	Shougang Fushan Resources Group Ltd. (Materials)	555,200

		22,979,143

India – 5.2%
23,337	Asian Paints Ltd. (Materials)	1,511,850
514,521	Coal India Ltd. (Energy)	3,489,118
122,370	CRISIL Ltd. (Diversified Financials)	2,209,338
486,193	Exide Industries Ltd. (Automobiles & Components)	1,205,163
416,794	HDFC Bank Ltd. (Banks)	4,155,383
78,293	Hero Motocorp Ltd. (Automobiles & Components)	3,491,085
790,672	IndusInd Bank Ltd. (Banks)	4,818,896
244,937	Thermax Ltd. (Capital Goods)	2,320,788

		23,201,621

Indonesia – 2.8%
9,480,963	PT Bank Negara Indonesia (Persero) Tbk (Banks)	4,249,022

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)

665,500	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	$4,368,276
3,388,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,989,520
5,549,000	PT Perusahaan Gas Negara (Utilities)	1,830,381

		12,437,199

Malaysia – 3.5%
1,455,000	CIMB Group Holdings Berhad (Banks)	3,571,465
1,114,700	Genting Berhad (Consumer Services)	3,882,505
618,100	Sime Darby Berhad (Capital Goods)	1,783,019
1,696,300	Tenaga Nasional Berhad (Utilities)	3,290,231
1,405,000	UMW Holdings Berhad (Automobiles & Components)	3,027,388

		15,554,608

Mexico – 4.2%
275,400	America Movil SAB de CV Series L ADR (Telecommunication Services)(a)	7,000,668
1,394,096	Corp. Moctezuma SAB de CV (Materials)	3,114,147
117,200	Grupo Televisa SAB ADR (Media)	2,499,876
606,800	Mexichem SAB de CV (Materials)	2,092,179
1,497,292	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	3,864,849

		18,571,719

Philippines – 0.4%
6,259,000	Puregold Price Club, Inc. (Food & Staples Retailing)*	1,817,437

Poland – 1.2%
78,715	KGHM Polska Miedz SA (Materials)	3,800,312
280,273	Telekomunikacja Polska SA (Telecommunication Services)	1,486,212

		5,286,524

Qatar – 0.5%
58,568	Qatar National Bank SAQ (Banks)	2,353,668

Russia – 7.0%
127,050	Eurasia Drilling Co. Ltd. GDR (Energy)	2,975,623
188,625	Globaltrans Investment PLC GDR (Transportation)	2,885,605
1,412,353	Integra Group Holdings GDR (Energy)*	2,670,806
562,751	OAO Gazprom ADR (Energy)	6,523,613
124,532	OAO Lukoil ADR (Energy)	7,213,040
806,706	Rosneft Oil Co. OJSC GDR (Energy)	5,716,003
94,743	X5 Retail Group NV GDR (Food & Staples Retailing)*	2,839,402

		30,824,092

South Africa – 7.7%
1,231,282	African Bank Investments Ltd. (Diversified Financials)	5,316,065
100,500	AngloGold Ashanti Ltd. ADR (Materials)	4,543,605
555,000	Barloworld Ltd. (Capital Goods)	4,639,809
1,931,490	Life Healthcare Group Holdings Ltd. (Health Care Equipment & Services)	4,682,055
237,063	Mr. Price Group Ltd. (Retailing)	2,268,979
467,000	MTN Group Ltd. (Telecommunication Services)	8,116,836
1,194,892	Sanlam Ltd. (Insurance)	4,465,918

		34,033,267

South Korea – 14.3%
156,200	Cheil Worldwide, Inc. (Media)	2,557,628
18,769	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,901,993
40,335	Himart Co. Ltd. (Retailing)*	3,090,093
109,030	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	2,206,471
4,389	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	1,172,583
17,579	Hyundai Mobis (Automobiles & Components)	5,030,959
87,790	KB Financial Group, Inc. (Banks)	3,401,148
71,710	Kia Motors Corp. (Automobiles & Components)	4,597,463
86,040	Korea Electric Power Corp. (Utilities)*	1,926,647
6,122	LG Chem Ltd. (Materials)	1,975,484
39,590	LG Corp. (Capital Goods)	2,316,940
11,542	NCSoft Corp. (Software & Services)	3,628,497
4,720	POSCO (Materials)	1,635,425
16,168	POSCO Chemtech Co. Ltd. (Materials)	2,765,366
60,190	Samsung C&T Corp. (Capital Goods)	3,721,522
5,853	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,038,620
13,805	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	7,876,432
19,682	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	4,185,085
30,310	S-Oil Corp. (Energy)	3,145,367

		63,173,723

Taiwan – 10.3%
2,501,640	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	2,210,624
249,460	Asustek Computer, Inc. (Technology Hardware & Equipment)	1,734,292
1,490,360	Cathay Financial Holding Co. Ltd. (Insurance)	1,777,316
4,322,225	Chinatrust Financial Holding Co. Ltd. (Banks)	2,832,773

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,139,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	$1,012,630
962,000	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	3,218,496
786,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	1,455,260
402,825	Far Eastern Department Stores Co. Ltd. (Retailing)	615,887
1,716,694	Far Eastern New Century Corp. (Capital Goods)	2,018,343
848,000	Formosa Plastics Corp. (Materials)	2,494,046
1,796,326	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	4,924,407
697,160	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	2,028,607
191,000	President Chain Store Corp. (Food & Staples Retailing)	1,062,101
618,059	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,816,701
119,000	Shihlin Electric & Engineering Corp. (Capital Goods)	123,635
652,000	Taiwan Fertilizer Co. Ltd. (Materials)	1,680,494
3,982,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,705,795
58,350	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	977,102
595,876	Tripod Technology Corp. (Technology Hardware & Equipment)	1,550,246
4,247,173	Yuanta Financial Holding Co. Ltd. (Diversified Financials)*	2,421,089

		45,659,844

Thailand – 1.5%
76,200	Banpu PCL NVDR (Energy)	1,541,460
3,754,400	Krung Thai Bank PCL (Banks)	1,838,395
313,100	PTT Exploration & Production PCL (Energy)	1,626,047
1,601,400	Shin Corp. PCL NVDR (Telecommunication Services)	1,811,876

		6,817,778

Turkey – 1.2%
131,203	Bizim Toptan Satis Magazalari AS (Food & Staples Retailing)	1,680,550
723,712	TAV Havalimanlari Holding AS (Transportation)*	3,486,034

		5,166,584

United States – 1.4%
87,682	Cognizant Technology Solutions Corp. Class A (Software & Services)*	6,378,865

TOTAL COMMON STOCKS
(Cost $398,375,527)		$429,503,172

Notional		Maturity
Shares	Description	Date	Value

Participation Notes* – 1.1%
India – 0.6%
195,950	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)	03/11/13	$485,716
203,190	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)	02/19/20	1,238,358
143,329	IndusInd Bank Ltd. (Issuer Morgan Stanley) (Banks)(b)	06/07/13	873,531

			2,597,605

Qatar – 0.5%
98,799	The Commercial Bank of Qatar (Issuer Merrill Lynch International & Co.) (Banks)	04/02/13	2,259,569

TOTAL PARTICIPATION NOTES
(Cost $4,368,063)			$4,857,174

TOTAL INVESTMENTS – 98.0%
(Cost $402,743,590)			$434,360,346

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			9,032,611

NET ASSETS – 100.0%			$443,392,957

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $873,531, which represents approximately 0.2% of net assets as of October 31, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	390	November 2011	$4,170,660	$154,400

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 94.1%
Bangladesh – 2.5%
95,000	GrameenPhone Ltd. (Telecommunication Services)	$198,615
171,859	Islami Bank Bangladesh Ltd. (Banks)*	1,192,604
23,950	Power Grid Co. of Bangladesh Ltd. (Utilities)	223,485

		1,614,704

Egypt – 2.9%
2,704	Orascom Construction Industries GDR (Capital Goods)	110,864
11,040	Orascom Construction Industries (Capital Goods)	445,791
549,420	Telecom Egypt Co. (Telecommunication Services)	1,371,418

		1,928,073

Indonesia – 16.6%
2,975,000	PT Adaro Energy Tbk (Energy)	671,019
195,500	PT Astra International Tbk (Automobiles & Components)	1,507,458
1,820,500	PT Bank Central Asia Tbk (Banks)	1,650,929
1,539,000	PT Bank Mandiri Tbk (Banks)	1,227,640
1,482,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	664,402
247,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	1,621,284
311,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	568,187
1,183,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	694,585
1,259,500	PT Perusahaan Gas Negara (Utilities)	415,456
489,500	PT Semen Gresik Persero Tbk (Materials)	520,834
222,500	PT Tambang Batubara Bukit Asam Tbk (Energy)	456,276
1,185,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	988,274

		10,986,344

Mexico – 23.4%
263,998	America Movil SAB de CV Series L ADR (Telecommunication Services)	6,710,829
262,415	Grupo Financiero Banorte SAB de CV Class O (Banks)	894,932
332,545	Grupo Mexico SAB de CV Series B (Materials)	921,754
107,718	Grupo Televisa SAB ADR (Media)	2,297,625
313,000	Mexichem SAB de CV (Materials)	1,079,189
394,215	Urbi Desarrollos Urbanos SAB de CV (Consumer Durables & Apparel)*	502,567
1,168,586	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	3,016,385

		15,423,281

Nigeria – 4.8%
8,556,983	Guaranty Trust Bank PLC (Banks)	782,505
2,448,616	Nigerian Breweries PLC (Food, Beverage & Tobacco)	1,407,051
12,250,681	Zenith Bank PLC (Banks)	989,901

		3,179,457

Pakistan – 2.8%
319,625	Engro Corp. Ltd. (Materials)	433,826
135,580	MCB Bank Ltd. (Banks)	249,248
365,329	Pakistan Petroleum Ltd. (Energy)	741,414
150,719	Pakistan State Oil Co. Ltd. (Energy)	422,958

		1,847,446

Philippines – 4.7%
2,326,700	Alliance Global Group, Inc. (Capital Goods)	569,654
6,196,600	Energy Development Corp. (Utilities)	879,176
597,810	Metropolitan Bank & Trust (Banks)	988,523
2,268,300	Puregold Price Club, Inc. (Food & Staples Retailing)*	658,650

		3,096,003

South Africa – 1.5%
57,500	MTN Group Ltd. (Telecommunication Services)	999,396

South Korea – 22.2%
30,220	Cheil Worldwide, Inc. (Media)	494,824
4,391	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	678,920
7,520	Himart Co. Ltd. (Retailing)*	576,113
14,800	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	299,512
921	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	246,058
3,162	Hyundai Mobis (Automobiles & Components)	904,937
32,380	KB Financial Group, Inc. (Banks)	1,254,461
23,900	Kia Motors Corp. (Automobiles & Components)	1,532,274
1,447	LG Chem Ltd. (Materials)	466,927
9,290	LG Corp. (Capital Goods)	543,682
3,174	NCSoft Corp. (Software & Services)	997,821
1,157	POSCO (Materials)	400,887
3,601	POSCO Chemtech Co. Ltd. (Materials)	615,913
9,930	Samsung C&T Corp. (Capital Goods)	613,968
3,296	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,837,398
4,221	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	897,533
7,640	S-Oil Corp. (Energy)	792,828
38,587	Y G-1 Co. Ltd. (Capital Goods)	534,552

		14,688,608

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Turkey – 12.7%
6,700	BIM Birlesik Magazalar AS (Food & Staples Retailing)	$203,668
30,052	Bizim Toptan Satis Magazalari AS (Food & Staples Retailing)	384,929
34,236	Coca-Cola Icecek AS (Food, Beverage & Tobacco)	461,721
235,232	KOC Holding AS (Capital Goods)	836,150
290,197	TAV Havalimanlari Holding AS (Transportation)*	1,397,845
57,755	Tupras-Turkiye Petrol Rafinerileri AS (Energy)	1,301,302
187,561	Turk Telekomunikasyon AS (Telecommunication Services)	795,469
541,356	Turkiye Garanti Bankasi AS (Banks)	1,899,385
184,662	Turkiye Halk Bankasi AS (Banks)	1,134,811

		8,415,280

TOTAL COMMON STOCKS
(Cost $64,509,941)		$62,178,592

Exchange Traded Funds – 2.6%
Indonesia – 0.2%
3,917	iSHARES MSCI Indonesia Investable Market Index Fund	$116,844

Vietnam – 2.4%
87,176	Market Vectors Vietnam	1,593,577

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,009,599)		$1,710,421

Notional		Maturity
Shares	Description	Date	Value

Participation Notes* – 0.4%
Bangladesh – 0.4%
33,426	Islami Bank Bangladesh Ltd. (Issuer Deutsche Bank AG) (Banks)	02/16/21	$231,958
4,250	Power Grid Co. of Bangladesh Ltd. (Issuer Deutsche Bank AG) (Utilities)	02/16/21	39,658

TOTAL PARTICIPATION NOTES
(Cost $257,820)			$271,616

TOTAL INVESTMENTS – 97.1%
(Cost $66,777,360)			$64,160,629

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			1,889,587

NET ASSETS – 100.0%			$66,050,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

ISE 30 Index	30	December 2011	$115,952	$(1,400)
KOSPI2 Index	2	December 2011	226,764	(1,365)
MEX BOLSA Index	6	December 2011	162,906	(1,542)

TOTAL				$(4,307)

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2011

			Emerging
	Asia Equity		Markets	N-11 Equity
	Fund	BRIC Fund	Equity Fund	Fund
Assets:

Investments, at value (cost $66,863,852, $539,590,501, $402,743,590 and $66,777,360)	$69,630,645	$550,539,952	$434,360,346	$64,160,629
Cash(a)	1,242,674	3,180,618	5,413,905	3,995,691
Foreign currencies, at value (cost $487,061, $4,409,913, $2,232,489 and $1,648)	488,194	4,412,194	2,245,516	1,670
Receivables:
Investments sold	584,634	12,643,513	10,505,947	619,887
Fund shares sold	8,920	443,950	354,214	919,123
Dividends	20,124	716,442	230,330	16,968
Foreign tax reclaims	3,084	—	45,959	6,585
Futures variation margin(b)	—	422,813	—	135,301
Reimbursement from investment adviser	—	—	—	61,419
Deferred offering costs	—	—	—	75,385
Other assets	40,118	1,305	11,953	—

Total assets	72,018,393	572,360,787	453,168,170	69,992,658

Liabilities:

Payables:
Investments purchased	404,964	7,462,066	5,026,304	3,524,530
Fund shares redeemed	190,366	1,747,152	3,820,506	94,698
Amounts owed to affiliates	79,382	712,432	453,821	68,924
Futures variation margin	3,675	46,125	29,250	—
Foreign capital gains taxes	—	—	—	8,772
Accrued expenses and other liabilities	197,590	421,739	445,332	245,518

Total liabilities	875,977	10,389,514	9,775,213	3,942,442

Net Assets:

Paid-in capital	91,068,622	764,258,125	900,708,340	70,873,572
Undistributed net investment income	393,352	—	1,113,552	2,520
Accumulated net realized loss	(23,101,937)	(213,258,410)	(490,029,227)	(2,198,252)
Net unrealized gain (loss)	2,782,379	10,971,558	31,600,292	(2,627,624)

NET ASSETS	$71,142,416	$561,971,273	$443,392,957	$66,050,216

Net Assets:
Class A	$39,688,243	$227,177,843	$51,221,372	$18,334,882
Class B	1,163,904	—	6,841,275	—
Class C	3,218,846	114,772,509	18,895,537	3,528,203
Institutional	27,071,423	219,820,449	351,982,189	42,739,519
Service	—	—	14,431,704	—
Class IR	—	200,472	20,880	1,447,612

Total Net Assets	$71,142,416	$561,971,273	$443,392,957	$66,050,216

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,289,940	17,305,017	3,494,626	1,915,100
Class B	70,293	—	510,192	—
Class C	196,387	9,106,147	1,398,937	370,448
Institutional	1,483,873	16,427,239	22,521,332	4,452,492
Service	—	—	1,013,384	—
Class IR	—	14,879	1,339	150,945

Net asset value, offering and redemption price per share:(b)
Class A	$17.33	$13.13	$14.66	$9.57
Class B	16.56	—	13.41	—
Class C	16.39	12.60	13.51	9.52
Institutional	18.24	13.38	15.63	9.60
Service	—	—	14.24	—
Class IR	—	13.47	15.59	9.59

(a)	Includes restricted cash relating to collateral on futures transactions of $59,000 for the Asia Equity Fund.
(b)	Includes cash on deposit with counterparty relating to initial margin requirements on future transactions of $422,813 and $57,837 for the BRIC and N-11 Equity Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds is $18.34, $13.89, $15.51 and $10.13, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2011

			Emerging
	Asia Equity		Markets Equity	N-11 Equity
	Fund	BRIC Fund	Fund	Fund(a)

Investment income:

Dividends (net of foreign taxes withheld of $179,062, $629,691, $916,960 and $54,552)	$1,802,842	$16,724,251	$11,783,747	$424,951

Expenses:

Management fees	799,134	9,739,394	6,682,575	349,188
Custody and accounting fees	329,746	795,907	1,195,554	277,830
Distribution and Service fees(b)	172,286	2,488,053	480,874	28,808
Transfer Agent fees(b)	109,852	1,096,451	367,923	23,765
Professional fees	87,559	107,235	103,931	91,565
Registration fees	65,405	87,356	89,871	16,275
Printing and mailing costs	46,730	265,344	156,150	37,091
Trustee fees	16,075	17,813	17,305	11,992
Offering costs	—	—	—	165,962
Service share fees — Service Plan	—	—	34,479	—
Service share fees — Shareholder Administration Plan	—	—	34,479	—
Other	41,271	79,308	61,213	6,796

Total expenses	1,668,058	14,676,861	9,224,354	1,009,272

Less — expense reductions	(455,863)	(459,644)	(187,772)	(583,437)

Net expenses	1,212,195	14,217,217	9,036,582	425,835

NET INVESTMENT INCOME (LOSS)	590,647	2,507,034	2,747,165	(884)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	7,908,162	37,982,506	78,382,074	(1,816,188)
Futures contracts	(43,109)	(914,965)	51,637	37,357
Swap contracts	—	—	—	(411,686)
Foreign currency transactions	(50,095)	(3,002,747)	(1,286,785)	(37,398)
Net change in unrealized gain (loss) on:
Investments (including the effects of an increase (decrease) on the foreign capital gains tax liability of $(27,726), $0, $14,175 and $8,772)	(14,927,632)	(166,703,229)	(123,927,787)	(2,625,503)
Futures contracts	20,695	82,081	154,400	(4,307)
Foreign currency translation	(9,985)	(3,144)	(226,532)	2,186

Net realized and unrealized loss	(7,101,964)	(132,559,498)	(46,852,993)	(4,855,539)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,511,317)	$(130,052,464)	$(44,105,828)	$(4,856,423)

(a)	Commenced operations on February 28, 2011.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	$115,651	$14,830	$41,805	$87,895	$2,818	$7,943	$11,196	$—	$—
BRIC	940,544	—	1,547,509	714,818	—	294,028	87,202	—	403
Emerging Markets Equity	162,288	91,045	227,541	123,340	17,299	43,233	178,526	5,517	8
N-11 Equity	17,462	—	11,346	13,271	—	2,156	7,272	—	1,066

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2011	October 31, 2010

From operations:

Net investment income (loss)	$590,647	$335,198
Net realized gain (loss)	7,814,958	10,443,123
Net change in unrealized gain (loss)	(14,916,922)	5,832,106

Net increase (decrease) in net assets resulting from operations	(6,511,317)	16,610,427

Distributions to shareholders:

From net investment income
Class A Shares	(591,305)	(455,250)
Class B Shares	(8,025)	(11,308)
Class C Shares	(29,387)	(33,267)
Institutional Shares	(390,730)	(272,946)
Service Shares	—	—
Class IR Shares(b)	—	—

Total distributions to shareholders	(1,019,447)	(772,771)

From share transactions:

Proceeds from sales of shares	16,635,096	7,569,563
Reinvestment of distributions	893,109	689,271
Cost of shares redeemed	(17,564,933)	(15,761,128	)(d)

Net increase (decrease) in net assets resulting from share transactions	(36,728)	(7,502,294)

TOTAL INCREASE (DECREASE)	(7,567,492)	8,335,362

Net assets:

Beginning of year	78,709,908	70,374,546

End of year	$71,142,416	$78,709,908

Undistributed net investment income	$393,352	$721,620

(a)	Commenced operations on February 28, 2011.
(b)	Commenced operations on August 31, 2010 for BRIC and Emerging Markets Equity Funds.
(c)	Net of $7,197 and $2,067 of redemption fees remitted to the BRIC and Emerging Markets Equity Funds, respectively.
(d)	Net of $1,495, $43,649 and $12,315 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund				Emerging Markets Equity Fund				N-11 Equity Fund
For the		For the		For the		For the		For the
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Period Ended
October 31, 2011		October 31, 2010		October 31, 2011		October 31, 2010		October 31, 2011(a)

$2,507,034		$(2,174,814)		$2,747,165		$1,397,158		$(884)
34,064,794		59,578,279		77,146,926		126,083,500		(2,227,915)
(166,624,292)		61,208,069		(123,999,919)		(2,300,792)		(2,627,624)

(130,052,464)		118,611,534		(44,105,828)		125,179,866		(4,856,423)

—		—		(127,949)		—		—
—		—		(11,286)		—		—
—		—		(29,445)		—		—
(486,416)		—		(3,267,095)		(448,535)		—
—		—		(46,959)		—		—
(344)		—		(8)		—		—

(486,760)		—		(3,482,742)		(448,535)		—

343,253,205		415,471,533		146,791,460		369,045,646		81,689,306
404,278		—		3,022,052		398,304		—
(462,997,515	)(c)	(262,012,567	)(d)	(247,459,515	)(c)	(547,473,216	)(d)	(10,782,667)

(119,340,032)		153,458,966		(97,646,003)		(178,029,266)		70,906,639

(249,879,256)		272,070,500		(145,234,573)		(53,297,935)		66,050,216

811,850,529		539,780,029		588,627,530		641,925,465		—

$561,971,273		$811,850,529		$443,392,957		$588,627,530		$66,050,216

$—		$—		$1,113,552		$2,686,692		$2,520

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset	Net							Increase
	value,	investment		Net realized	Total from	From net	From net		from
	beginning	income		and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions	settlements

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$19.14	$0.12		$(1.69)	$(1.57)	$(0.24)	$—	$(0.24)	$—
2011 - B	18.28	(0.03)		(1.60)	(1.63)	(0.09)	—	(0.09)	—
2011 - C	18.12	(0.03)		(1.59)	(1.62)	(0.11)	—	(0.11)	—
2011 - Institutional	20.12	0.23		(1.80)	(1.57)	(0.31)	—	(0.31)	—

2010 - A	15.39	0.07	(c)	3.84	3.91	(0.16)	—	(0.16)	—
2010 - B	14.75	(0.06	)(c)	3.68	3.62	(0.09)	—	(0.09)	—
2010 - C	14.64	(0.05	)(c)	3.64	3.59	(0.11)	—	(0.11)	—
2010 - Institutional	16.16	0.14	(c)	4.03	4.17	(0.21)	—	(0.21)	—

2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)	0.08
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)	0.08
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)	0.08
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)	0.08

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	16.87	0.02		(6.78)	(6.76)	—	—	—	—
2008 - B	16.00	—	(e)	(6.42)	(6.42)	—	—	—	—
2008 - C	15.88	—	(e)	(6.37)	(6.37)	—	—	—	—
2008 - Institutional	17.84	0.03		(7.17)	(7.14)	—	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	22.13	0.14		(4.35)	(4.21)	(0.15)	(0.93)	(1.08)	0.03
2008 - B	21.13	(0.02)		(4.14)	(4.16)	(0.07)	(0.93)	(1.00)	0.03
2008 - C	21.01	(0.04)		(4.09)	(4.13)	(0.10)	(0.93)	(1.03)	0.03
2008 - Institutional	23.31	0.22		(4.58)	(4.36)	(0.21)	(0.93)	(1.14)	0.03

2007 - A	15.60	0.08		6.53	6.61	(0.08)	—	(0.08)	—
2007 - B	14.94	(0.07)		6.26	6.19	—	—	—	—
2007 - C	14.85	(0.06)		6.22	6.16	—	—	—	—
2007 - Institutional	16.42	0.17		6.86	7.03	(0.14)	—	(0.14)	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(e)	Amount is less than $0.005 per share.
(f)	Annualized.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

								Ratio of
			Net assets,	Ratio of		Ratio of		net investment
Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$17.33	(8.33)%		$39,688	1.60%		2.17%		0.61%		107%
16.56	(8.95)		1,164	2.35		2.92		(0.18)		107
16.39	(9.00)		3,219	2.35		2.92		(0.18)		107
18.24	(7.94)		27,071	1.20		1.77		1.15		107

19.14	25.59		47,238	1.60		2.32		0.40	(c)	85
18.28	24.66		1,622	2.35		3.07		(0.38	)(c)	85
18.12	24.53		4,986	2.35		3.07		(0.32	)(c)	85
20.12	26.05		24,864	1.20		1.92		0.82	(c)	85

15.39	55.89	(d)	43,833	1.60		2.36		0.97		117
14.75	54.55	(d)	1,807	2.35		3.11		0.19		117
14.64	54.64	(d)	4,160	2.35		3.11		0.20		117
16.16	56.48	(d)	20,575	1.20		1.96		1.35		117

10.11	(40.07)		37,075	1.60	(f)	2.44	(f)	0.97	(f)	7
9.58	(40.13)		1,218	2.35	(f)	3.19	(f)	0.23	(f)	7
9.51	(40.11)		2,245	2.35	(f)	3.19	(f)	0.21	(f)	7
10.70	(40.02)		18,789	1.20	(f)	2.04	(f)	1.45	(f)	7

16.87	(20.36	)(d)	74,240	1.60		1.77		0.63		47
16.00	(21.00	)(d)	2,432	2.35		2.52		(0.10)		47
15.88	(20.98	)(d)	4,276	2.35		2.52		(0.18)		47
17.84	(20.04	)(d)	41,334	1.20		1.37		0.95		47

22.13	42.55		128,224	1.61		1.81		0.42		131
21.13	41.50		3,315	2.36		2.56		(0.38)		131
21.01	41.48		6,314	2.36		2.56		(0.32)		131
23.31	43.12		73,474	1.21		1.41		0.88		131

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$15.78	$0.03		$(2.68)	$(2.65)	$—	$—	$—
2011 - C	15.26	(0.06)		(2.60)	(2.66)	—	—	—
2011 - Institutional	16.04	0.18		(2.81)	(2.63)	(0.03)	—	(0.03)
2011 - IR	16.19	0.03		(2.72)	(2.69)	(0.03)	—	(0.03)

2010 - A	13.12	(0.03	)(c)	2.69	2.66	—	—	—
2010 - C	12.79	(0.13	)(c)	2.60	2.47	—	—	—
2010 - Institutional	13.29	0.05	(c)	2.70	2.75	—	—	—
2010 - IR (Commenced August 31, 2010)	14.12	(0.02	)(c)	2.09	2.07	—	—	—

2009 - A	7.39	0.02		5.71	5.73	—	—	—
2009 - C	7.26	(0.05)		5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05		5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	14.21	0.02		(6.84)	(6.82)	—	—	—
2008 - C	13.97	—	(e)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03		(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	16.29	(0.03)		(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)		(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04		(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)		5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)		5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)		5.94	5.93	—	(0.02)	(0.02)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.13	(16.79)%	$227,178	1.86%		1.92%		0.16%		91%
12.60	(17.43)	114,773	2.61		2.67		(0.41)		91
13.38	(16.45)	219,820	1.46		1.52		1.15		91
13.47	(16.66)	200	1.60		1.66		0.18		91

15.78	20.27	474,512	1.89		1.92		(0.22	)(c)	87
15.26	19.31	178,404	2.64		2.67		(0.96	)(c)	87
16.04	20.69	158,912	1.49		1.52		0.36	(c)	87
16.19	14.66	23	1.64	(d)	1.67	(d)	(0.83	)(c)(d)	87

13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

7.39	(47.99)	179,052	1.97	(d)	2.10	(d)	1.03	(d)	14
7.26	(48.03)	77,810	2.72	(d)	2.85	(d)	0.23	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	14

14.21	(8.49)	431,746	1.90		1.93		(0.14)		72
13.97	(9.18)	169,711	2.65		2.68		(0.88)		72
14.32	(8.17)	46,769	1.50		1.53		0.21		72

16.29	55.99	250,209	1.98		2.08		(0.52)		56
16.14	54.85	91,085	2.73		2.83		(1.26)		56
16.37	56.75	32,095	1.58		1.86		(0.09)		56

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$16.38	$0.04		$(1.73)	$(1.69)	$(0.03)	$—	$(0.03)
2011 - B	15.09	(0.08)		(1.58)	(1.66)	(0.02)	—	(0.02)
2011 - C	15.20	(0.07)		(1.60)	(1.67)	(0.02)	—	(0.02)
2011 - Institutional	17.48	0.11		(1.84)	(1.73)	(0.12)	—	(0.12)
2011 - Service	15.95	0.02		(1.68)	(1.66)	(0.05)	—	(0.05)
2011 - IR	17.56	0.02		(1.87)	(1.85)	(0.12)	—	(0.12)

2010 - A	13.37	(0.02	)(c)	3.03	3.01	—	—	—
2010 - B	12.41	(0.10	)(c)	2.78	2.68	—	—	—
2010 - C	12.50	(0.10	)(c)	2.80	2.70	—	—	—
2010 - Institutional	14.22	0.07	(c)	3.20	3.27	(0.01)	—	(0.01)
2010 - Service	13.03	(0.01	)(c)	2.93	2.92	—	—	—
2010 - IR (Commenced August 31, 2010)	15.24	(0.01	)(c)	2.33	2.32	—	—	—

2009 - A	11.97	0.15		4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07		4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07		4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21		4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15		4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	20.13	0.05		(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02		(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02		(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06		(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04		(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	26.74	0.14		(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)		(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)		(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25		(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16		(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07		6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)		6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)		6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18		7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09		6.87	6.96	—	(0.14)	(0.14)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(d)	Annualized.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$14.66	(10.33)%	$51,221	1.90%		1.93%		0.24%		121%
13.41	(11.02)	6,841	2.65		2.68		(0.53)		121
13.51	(11.01)	18,896	2.65		2.68		(0.49)		121
15.63	(9.98)	351,982	1.50		1.53		0.61		121
14.24	(10.43)	14,432	2.00		2.03		0.15		121
15.59	(10.21)	21	1.65		1.68		0.16		121

16.38	22.51	68,118	1.91		1.91		(0.16	)(c)	147
15.09	21.60	10,335	2.66		2.66		(0.75	)(c)	147
15.20	21.60	23,226	2.66		2.66		(0.73	)(c)	147
17.48	23.04	472,994	1.51		1.51		0.43	(c)	147
15.95	22.41	13,954	2.01		2.01		(0.10	)(c)	147
17.56	15.22	1	1.66	(d)	1.66	(d)	(0.09	)(c)(d)	147

13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

11.97	(40.54)	263,099	1.86	(d)	1.90	(d)	1.81	(d)	20
11.30	(40.62)	7,919	2.61	(d)	2.65	(d)	1.01	(d)	20
11.31	(40.65)	11,612	2.61	(d)	2.65	(d)	1.04	(d)	20
12.60	(40.51)	522,606	1.46	(d)	1.50	(d)	2.19	(d)	20
11.80	(40.55)	3,701	1.96	(d)	2.00	(d)	1.77	(d)	20

20.13	(13.92)	522,595	1.84		1.84		0.55		91
19.03	(14.55)	14,677	2.59		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		1.44		0.95		91
19.85	(14.03)	7,472	1.94		1.94		0.63		91

26.74	35.67	671,311	1.79		1.79		0.28		97
25.61	34.68	16,574	2.54		2.54		(0.50)		97
25.62	34.64	28,345	2.54		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		1.39		0.73		97
26.48	35.54	3,704	1.89		1.89		0.38		97

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations

	Net asset	Net	Net
	value,	investment	realized	Total from
	beginning	income	and unrealized	investment
Year - Share Class	of period	(loss)(a)	(loss)	operations

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced February 28, 2011)	$10.00	$(0.03)	$(0.40)	$(0.43)
2011 - C (Commenced February 28, 2011)	10.00	(0.08)	(0.40)	(0.48)
2011 - Institutional (Commenced February 28, 2011)	10.00	0.02	(0.42)	(0.40)
2011 - IR (Commenced February 28, 2011)	10.00	(0.02)	(0.39)	(0.41)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

				Ratio of	Ratio of
		Net assets,	Ratio of	total	net investment
Net asset		end of	net expenses	expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$9.57	(4.20)%	$18,335	1.82%	3.92%	(0.40)%	73%
9.52	(4.70)	3,528	2.57	4.67	(1.29)	73
9.60	(4.00)	42,740	1.42	3.52	0.24	73
9.59	(4.10)	1,448	1.57	3.67	(0.28)	73

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC and N-11 Equity (Commenced operations on February 28, 2011)	A, C, Institutional and IR	Non-diversified

Emerging Markets Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined, under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily, net of unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service fees. Non-class specific expenses directly incurred by a fund are charged to that fund, while such expenses incurred by the Trust are allocated across the respective funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the N-11 Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E. Redemption Fees — Prior to October 1, 2010, all classes of the Funds (with the exception of N-11 Equity Fund) charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each Fund then in existence was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions. The effect of changes in foreign currency exchange rates on investments are included within net realized and unrealized gain (loss) on investments.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Structured Notes — The Funds may invest in participation notes and equity linked notes, whose values are based on the price movements of a reference security or underlying instrument. Some countries, especially emerging market countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Fund may use these notes to establish a position in such markets as a substitute for direct investment. These notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, or market. On the maturity date of each note, a Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Interim payments received are recorded as dividend income and are reported under Investment Income on the Statements of Operations.
Investments in participation notes involve the same risks associated with a direct investment in the underlying security, or market that they seek to replicate. In addition, participation notes are generally traded over the counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues participation notes will not fulfill its contractual obligation to complete the transaction with a Fund. These notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

J. Total Return Swap Transactions — The Funds may take a long and/or short position in equity securities through the use of total return swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund may use total return swap contracts to establish long and/or short equity positions without owning or taking physical custody of the securities involved. The use of total return swaps is a highly specialized activity which involves investment techniques and risk analyses different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Transactions in total return swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to liquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of a default by, or bankruptcy of, a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap and are valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. The change in the total market value of the total return swap position is reflected daily as unrealized gain or loss on swap contracts and monthly as realized gain or loss on swap contracts. A Fund must also set aside liquid assets, or engage in other appropriate measures, to cover their obligations for any short positions held within a total return swap.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of October 31, 2011:

ASIA EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$1,068,210	$68,562,435(a	)	$—

Derivative Type

Assets
Futures Contracts(b)	$19,399	$—		$—

BRIC
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$153,997,313	$396,542,639(a	)	$—

Derivative Type

Assets
Futures Contracts(b)	$37,085	$—		$—

EMERGING MARKETS EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$86,663,669	$347,696,677(a	)	$—

Derivative Type

Assets
Futures Contracts(b)	$154,400	$—		$—

N-11 EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$17,133,702	$47,026,927(a	)	$—

Derivative Type

Liabilities
Futures Contracts(b)	$(4,307)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended October 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets			Statements of Assets
		and Liabilities			and Liabilities
Fund	Risk	Location	Assets		Location	Liabilities
Asia Equity	Equity	Receivable for futures variation margin	$19,399	(a)	—	$—

BRIC	Equity	Receivable for futures variation margin	37,085	(a)	—	—

Emerging Markets Equity	Equity	Receivable for futures variation margin	154,400	(a)	—	—

N-11 Equity	Equity	—	—		Payable for futures variation margin	(4,307	)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

				Net Change in	Average
			Net Realized	Unrealized Gain	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	(Loss)	Contracts(a)
Asia Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(43,109)	$20,695	25

BRIC	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(914,965)	82,081	307

Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	51,637	154,400	84

N-11 Equity	Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	(374,329)	(4,307)	24

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2011, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.24	*

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.17	*

N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.22	*

*	Effective June 30, 2011, GSAMI agreed to waive a portion of its management fee in order to achieve an effective net management rate of 1.16%, 1.08% and 1.19% for the BRIC, Emerging Markets Equity and N-11 Equity Funds, respectively, through at least February 28, 2012 (February 16, 2012 for the N-11 Equity Fund). Prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. Prior to June 30, 2011, GSAMI agreed to waive a portion of its management fee in order to achieve an effective net management rate of 1.27% for the BRIC Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended October 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$5,400	$—	$—

BRIC	131,600	N/A	200

Emerging Markets Equity	29,000	—	100

N-11 Equity	18,100	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Asia Equity, BRIC, Emerging Markets Equity and N-11 Equity Funds are 0.164%, 0.264%, 0.354% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012 (February 16, 2012 for the N-11 Equity Fund),

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other			Total
	Management	Expense	Custody Fee		Expense
Fund	Fee Waiver	Reimbursement	Credits		Reductions
Asia Equity	$—	$456	$—	(a)	$456

BRIC	459	—	1		460

Emerging Markets Equity	187	—	1		188

N-11 Equity	20	563	—	(a)	583

(a)	Amount rounds to less than $500.

As of October 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total
Asia Equity	$60	$11	$8	$79

BRIC	518	136	58	712

Emerging Markets Equity	394	36	24	454

N-11 Equity	58	6	5	69

G. Line of Credit Facility — As of October 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2011, Goldman Sachs earned approximately $1,200, $4,400 and $3,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
As of October 31, 2011, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 8% of the total outstanding shares of the Emerging Markets Equity Fund.
As of October 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 11% of the Institutional Class of the N-11 Equity Fund and 5% of the Class IR Shares of the Emerging Markets Equity Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Asia Equity	$84,350,276	$85,030,683

BRIC	673,728,528	779,942,585

Emerging Markets Equity	665,507,925	775,261,114

N-11 Equity	99,659,011	31,051,051

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$1,019,447	$486,760	$3,482,742

The tax character of distributions paid during the fiscal year ended October 31, 2010, was as follows:

		Emerging Markets
	Asia Equity	Equity

Distributions paid from:
Ordinary income	$772,771	$448,535

As of October 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity	N-11 Equity

Undistributed ordinary income — net	$393,733	$—	$1,113,551	$—

Capital loss carryovers:(1)(2)
Expiring 2016	$—	$(47,073,350)	$(30,288,056)	$—
Expiring 2017	(22,045,430)	(151,677,917)	(445,745,035)	—
Perpetual Short-term	—	—	—	(1,311,478)

Total capital loss carryovers	$(22,045,430)	$(198,751,267)	$(476,033,091)	$(1,311,478)

Unrealized gains (losses) — net	$1,725,491	$(3,535,585)	$17,604,157	$(3,511,878)

Total accumulated losses — net	$(19,926,206)	$(202,286,852)	$(457,315,383)	$(4,823,356)

(1)	Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Expiration occurs on October 31 of the year indicated. The Asia Equity, BRIC and Emerging Markets Equity Funds utilized $7,541,790, $32,778,567 and $75,092,411, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

7. TAX INFORMATION (continued)

As of October 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Emerging Markets
	Asia Equity	BRIC	Equity	N-11 Equity

Tax cost	$67,920,740	$554,097,644	$416,739,725	$67,664,134

Gross unrealized gain	10,298,324	54,963,547	54,933,305	1,875,544
Gross unrealized loss	(8,588,419)	(58,521,239)	(37,312,684)	(5,379,049)

Net unrealized security gain (loss)	$1,709,905	$(3,557,692)	$17,620,621	$(3,503,505)

Net unrealized gain (loss) on other investments	15,586	22,107	(16,464)	(8,373)

Net unrealized gain (loss)	$1,725,491	$(3,535,585)	$17,604,157	$(3,511,878)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, regulatory settlements, non-deductible organization costs and foreign taxes on realized capital gains.

		Accumulated Net	Undistributed Net
Fund	Paid-in Capital	Realized Gain (Loss)	Investment Income (Loss)

Asia Equity	$(28,911)	$(71,621)	$100,532

BRIC	(978,242)	2,998,516	(2,020,274)

Emerging Markets Equity	(2,443)	840,006	(837,563)

N-11 Equity	(33,067)	29,663	3,404

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in the BRIC countries (Brazil, Russia, India and China). The N-11 Equity Fund invests primarily in issuers or instruments that expose the Fund to the prevailing economic circumstances and factors present in the N-11 countries, and the Fund may invest up to 50% of its assets in investments tied economically to and/or issuers that participate in the markets of any one N-11 country.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The BRIC and N-11 Equity Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than a “diversified” mutual fund. Thus, these Funds may be subject to greater risks than a fund that invests in a greater number of issuers.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	380,291	$7,356,320	234,205	$3,984,187
Shares converted from Class B(a)	1,481	28,096	5,857	95,620
Reinvestment of distributions	26,977	521,717	25,068	411,627
Shares redeemed	(587,442)	(11,253,412)	(644,976)	(10,698,224)

	(178,693)	(3,347,279)	(379,846)	(6,206,790)

Class B Shares
Shares sold	4,892	94,086	6,906	117,390
Shares converted to Class A(a)	(1,543)	(28,096)	(6,107)	(95,620)
Reinvestment of distributions	324	6,038	563	8,897
Shares redeemed	(22,086)	(403,028)	(35,110)	(557,146)

	(18,413)	(331,000)	(33,748)	(526,479)

Class C Shares
Shares sold	49,827	870,031	78,546	1,230,954
Reinvestment of distributions	1,101	20,311	1,442	22,569
Shares redeemed	(129,726)	(2,334,432)	(89,025)	(1,415,104)

	(78,798)	(1,444,090)	(9,037)	(161,581)

Institutional Shares
Shares sold	404,273	8,314,659	121,244	2,237,032
Reinvestment of distributions	17,003	345,043	14,305	246,178
Shares redeemed	(173,151)	(3,574,061)	(173,193)	(3,090,654)

	248,125	5,085,641	(37,644)	(607,444)

NET DECREASE	(27,779)	$(36,728)	(460,275)	$(7,502,294)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,234,806	$97,109,075	15,571,069	$223,354,731
Shares redeemed	(19,008,567)	(299,941,024)	(13,538,399)	(185,286,370)

	(12,773,761)	(202,831,949)	2,032,670	38,068,361

Class C Shares
Shares sold	1,412,941	21,409,565	3,734,458	52,060,932
Shares redeemed	(3,994,607)	(58,120,369)	(3,120,529)	(42,809,174)

	(2,581,666)	(36,710,804)	613,929	9,251,758

Institutional Shares
Shares sold	13,581,430	224,215,672	10,018,570	140,032,557
Reinvestment of distributions	25,325	403,934	—	—
Shares redeemed	(7,085,738)	(104,646,392)	(2,390,647)	(33,917,001)

	6,521,017	119,973,214	7,627,923	106,115,556

Class IR Shares(a)
Shares sold	31,907	518,893	1,434	23,313
Reinvestment of distributions	21	344	—	—
Shares redeemed	(18,481)	(289,730)	(2)	(22)

	13,447	229,507	1,432	23,291

NET INCREASE (DECREASE)	(8,820,963)	$(119,340,032)	10,275,954	$153,458,966

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,065,762	$17,566,074	2,648,140	$38,795,195
Shares converted from Class B(a)	8,665	142,853	10,878	157,467
Reinvestment of distributions	7,205	121,096	—	—
Shares redeemed	(1,745,315)	(28,337,316)	(17,702,151)	(261,548,216)

	(663,683)	(10,507,293)	(15,043,133)	(222,595,554)

Class B Shares
Shares sold	21,761	334,227	68,570	934,997
Shares converted to Class A(a)	(9,431)	(142,853)	(11,768)	(157,467)
Reinvestment of distributions	625	9,678	—	—
Shares redeemed	(187,688)	(2,793,854)	(206,220)	(2,765,935)

	(174,733)	(2,592,802)	(149,418)	(1,988,405)

Class C Shares
Shares sold	291,588	4,449,961	508,043	6,941,619
Reinvestment of distributions	1,197	18,654	—	—
Shares redeemed	(421,893)	(6,329,635)	(391,473)	(5,347,721)

	(129,108)	(1,861,020)	116,570	1,593,898

Institutional Shares
Shares sold	6,833,753	116,822,286	20,229,794	315,453,930
Reinvestment of distributions	158,977	2,825,692	25,898	398,304
Shares redeemed	(11,535,667)	(204,328,847)	(17,602,265)	(272,167,560)

	(4,542,937)	(84,680,869)	2,653,427	43,684,674

Service Shares
Shares sold	492,167	7,597,896	486,239	6,918,895
Reinvestment of distributions	2,880	46,932	—	—
Shares redeemed	(356,241)	(5,669,824)	(400,154)	(5,643,774)

	138,806	1,975,004	86,085	1,275,121

Class IR Shares(b)
Shares sold	1,275	21,016	66	1,010
Shares redeemed	(2)	(39)	—	(10)

	1,273	20,977	66	1,000

NET DECREASE	(5,370,382)	$(97,646,003)	(12,336,403)	$(178,029,266)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund(a)

	For the Period Ended
	October 31, 2011

	Shares	Dollars

Class A Shares
Shares sold	2,544,133	$26,202,458
Shares redeemed	(629,033)	(6,210,169)

	1,915,100	19,992,289

Class C Shares
Shares sold	421,857	4,279,916
Shares redeemed	(51,409)	(452,526)

	370,448	3,827,390

Institutional Shares
Shares sold	4,880,362	49,430,764
Shares redeemed	(427,870)	(3,922,159)

	4,452,492	45,508,605

Class IR Shares
Shares sold	172,311	1,776,168
Shares redeemed	(21,366)	(197,813)

	150,945	1,578,355

NET INCREASE	6,888,985	$70,906,639

(a)	Commenced operations on February 28, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs N-11 Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2010

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund				N-11 Equity Fund(a)
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*	5/01/11	10/31/11		10/31/11*
Class A
Actual	$1,000	$839.40		$7.46	$1,000	$799.10		$8.34	$1,000	$825.00		$8.69	$1,000	$862.30		$8.50
Hypothetical 5% return	1,000	1,017.09	+	8.19	1,000	1,015.93	+	9.35	1,000	1,015.68	+	9.60	1,000	1,016.08	+	9.20

Class B
Actual	1,000	836.50		10.92	N/A	N/A		N/A	1,000	821.70		12.12	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,013.31	+	11.98	N/A	N/A		N/A	1,000	1,011.90	+	13.39	N/A	N/A		N/A

Class C
Actual	1,000	836.40		10.92	1,000	795.50		11.72	1,000	821.80		12.08	1,000	858.60		11.95
Hypothetical 5% return	1,000	1,013.31	+	11.98	1,000	1,012.15	+	13.14	1,000	1,011.95	+	13.34	1,000	1,012.35	+	12.93

Institutional
Actual	1,000	841.10		5.57	1,000	800.10		6.53	1,000	826.60		6.81	1,000	863.30		6.67
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,017.95	+	7.32	1,000	1,017.74	+	7.53	1,000	1,018.05	+	7.22

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	824.10		9.06	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.27	+	10.01	N/A	N/A		N/A

Class IR
Actual	N/A	N/A		N/A	1,000	799.40		7.21	1,000	825.30		6.99	1,000	863.20		7.33
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.19	+	8.08	1,000	1,017.54	+	7.73	1,000	1,017.34	+	7.93

(a)	The N-11 Equity Fund commenced operations on February 28, 2011.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

Asia Equity	1.61%	2.36%	2.36%	1.20%	N/A	N/A
BRIC	1.84	N/A	2.59	1.44	N/A	1.59%
Emerging Markets Equity	1.89	2.64	2.63	1.48	1.97%	1.52
N-11 Equity	1.81	N/A	2.55	1.42	N/A	1.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Asia Equity, Goldman Sachs BRIC, Goldman Sachs Emerging Markets Equity and Goldman Sachs N-11 Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds (except for N-11 Equity Fund, which commenced operations in 2011), including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, a comparable institutional composite managed by the Investment Adviser (in the case of Asia Equity Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds (except for N-11 Equity Fund, which commenced operations in 2011) as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	each Fund’s (except for N-11 Equity Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees (with respect to the BRIC, Emerging Markets Equity and N-11 Equity Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (with the exception of N-11 Equity Fund, which commenced operations in 2011) and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Emerging Markets Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Funds, that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of N-11 Equity Fund, which commenced operations in 2011) to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider (for each of the Funds). The information on each Fund’s (except for N-11 Equity Fund) investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s (except for N-11 Equity Fund) investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Funds (except for N-11 Equity Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that during the one-year period ended May 31, 2011, the Asia Equity Fund had shown improving performance relative to its peer group, placing in the top half of its peer group and outperforming its benchmark. They observed that the Emerging Markets Equity Fund and the BRIC Fund had each placed in the bottom half of their respective peer groups for the one-year period ended May 31, 2011, although the BRIC Fund had outperformed its benchmark index during the same period. The Independent Trustees noted that the Investment Adviser had taken a number of steps in 2009 intended to improve the performance of the Funds, including making changes to the leadership and personnel on the portfolio management team and implementing enhancements to the investment process for the Funds (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios), and that the changes seemed to have had a positive effect on performance. They also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance. The Independent Trustees noted that the N-11 Equity Fund had commenced operations in 2011 and concluded that the Fund had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which it invests.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for N-11 Equity Fund, which commenced operations in 2011). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared the Funds’ expenses to those of applicable peer groups and category universes; and a five-year history comparing the Funds’ expenses to those of applicable peer and category medians. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the applicable peer groups and peer group medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the BRIC, Emerging Markets Equity and N-11 Equity Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of N-11 Equity Fund, which commenced operations in 2011). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of N-11 Equity Fund) were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Emerging
Average Daily	Asia Equity	BRIC	Markets	N-11 Equity
Net Assets	Fund	Fund	Equity Fund	Fund

First $1 billion	1.00%	1.30%	1.20%	1.30%
Next $1 billion	0.90	1.30	1.20	1.30
Next $3 billion	0.86	1.17	1.08	1.24
Next $3 billion	0.84	1.11	1.03	1.21
Over $8 billion	0.82	1.09	1.01	1.19
The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the BRIC, Emerging Markets Equity and N-11 Equity Funds) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	102	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	102	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	102	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of October 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2011, the Trust consisted of 88 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2011, the total amount of income received by the Asia Equity, BRIC, and Emerging Markets Equity Funds from sources within foreign countries and possessions of the United States was $0.1956, $0.0158, and $0.0893 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Asia Equity, BRIC, and Emerging Markets Equity Funds were 71.96%, 80.61%, and 84.88%, respectively, from foreign sources. The total amount of taxes paid by the Asia Equity, BRIC, and Emerging Markets Equity Funds to such countries was $0.0427, $0.0097, and $0.0329 per share, respectively.

For the fiscal year ended October 31, 2011, 53.10%, 100%, and 100% of the dividends paid from net investment company taxable income by the Asia Equity, BRIC, and Emerging Markets Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 64945.MF.MED.TMPL/12/2011 EMEAR11/39.2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,012	$1,967,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$112,017	Other attest services.

Tax Fees:

• PwC	$764,696	$773,417	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,312,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2011 and October 31, 2010 were approximately $800,696 and $885,434 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2011